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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Digital Recorders, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

DIGITAL RECORDERS, INC.
(A North Carolina Corporation)
Corporate Administration • 5949 Sherry Lane, Suite 1050 • Dallas, Texas 75225

NOTICE OF THE
ANNUAL MEETING OF SHAREHOLDERS
       The Digital Recorders, Inc. Annual Meeting of Shareholders will be held June 3, 2005, at 10 a.m. (Eastern) at the Radisson Hotel Research Triangle Park located at Interstate 40 at Davis Drive (Exit 280) in Research Triangle Park, N.C., for the following purposes:

1. To approve an amendment to the Amended and Restated Articles of Incorporation of Digital Recorders, Inc. to remove the requirement that members of the Board of Directors serve staggered three-year terms so that, beginning with the directors elected at the Annual Meeting of Shareholders in 2005, each director so nominated and elected herein will instead serve an annual term;

2. To elect three Class One directors to serve until the Annual Meeting of Shareholders in 2006, unless the first proposal does not pass in which case these Class One directors would serve until the Annual Meeting of Shareholders in 2008;

3. To ratify the selection of independent auditors for fiscal year 2005;

4. To amend the Digital Recorders, Inc. 2003 Stock Option Plan to increase by 300,000 the number of shares that may be issued pursuant to awards granted under that Plan; and

5. To transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.
      For the convenience of our Shareholders, a continental breakfast will be available at 9:30 a.m. (Eastern) at the Annual Meeting location.
      Holders of record of our common stock, par value $0.10 per share, at the close of business on [April 15, 2005], are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,

Chairman, Chief Executive Officer and President
To ensure your representation at the Annual Meeting of Shareholders, please fill in, sign, date and return the attached proxy using the enclosed addressed envelope. By returning the enclosed proxy, you will not affect your right to revoke doing so in writing or to cast your vote in person should you later decide to attend the Annual Meeting of Shareholders. However, if your shares are held by a broker, bank or nominee as of the record date and you wish to vote in person at the Annual Meeting of Shareholders, you must obtain from the record holder a proxy issued in your name.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT [April 29, 2005]
REVOCABILITY OF PROXIES
VOTING AND SOLICITATION OF PROXIES
WHERE TO ADDRESS QUESTIONS REGARDING THE PROPOSALS HEREIN AND HOW TO OBTAIN ADDITIONAL COPIES
Proposal One
Proposal Two
Proposal Three
Proposal Four
CURRENT PLAN BENEFITS
CURRENT PLAN SUMMARY
FEDERAL INCOME TAX EFFECTS OF THE ISSUANCE AND EXERCISE OF AWARDS UNDER THE CURRENT PLAN
OTHER MATTERS
BOARD OF DIRECTORS’ COMMITTEES
AUDIT COMMITTEE REPORT
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT
EXECUTIVE COMMITTEE REPORT
HUMAN RESOURCE AND COMPENSATION COMMITTEE REPORT
TECHNOLOGY COMMITTEE REPORT
BOARD OF DIRECTORS’ TOTAL COMPENSATION PACKAGE
EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF NAMED EXECUTIVE OFFICERS AND DIRECTORS
COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG THE COMPANY’S COMMON STOCK, THE NASDAQ INDEX AND THE INFORMATION TECHNOLOGY INDEX
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SHAREHOLDER PROPOSALS FOR ANNUAL MEETING IN 2006
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
FORM 10-K
WHERE YOU CAN FIND MORE INFORMATION
ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF DIGITAL RECORDERS, INC.
2003 STOCK OPTION PLAN

DIGITAL RECORDERS, INC.
(A North Carolina Corporation)
Corporate Administration • 5949 Sherry Lane, Suite 1050 • Dallas, Texas 75225

PROXY STATEMENT
[April 29, 2005]

      This Proxy Statement is furnished by Digital Recorders, Inc., a North Carolina corporation (the “Company” or “DRI”), by the Company’s Board of Directors to the holders of record (the “Shareholders”) of its common stock, par value $0.10 per share (the “Common Stock”), for the purpose of solicitation of the enclosed proxy for use in voting at the Annual Meeting of Shareholders. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended 2004 accompanies this Proxy Statement. The Form 10-K, the Proxy Statement, and proxy are first being mailed to Shareholders on or about [April 29, 2005].
      The Annual Meeting of Shareholders will be held June 3, 2005, at 10 a.m. (Eastern) at the Radisson Hotel Research Triangle Park located at Interstate 40 at Davis Drive (Exit 280) in Research Triangle Park, N.C., for the purposes stated in the preceding “Notice of the Annual Meeting of Shareholders.”
      The proxy may be revoked by appropriate written notice at any time before it is exercised. (See “Revocability of Proxies.”)
      The Company will furnish additional copies of its Annual Report on Form 10-K, the Proxy Statement, and a complete investor’s packet, including recent news releases and informational brochures, free of charge to any Company Shareholder or beneficial owner as of [April 15, 2005] (the “Record Date”) who submits a written request to: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane, Suite 1050; Dallas, Texas 75225; E-Mail: ir@digrec.com.
REVOCABILITY OF PROXIES
      A proxy may be revoked at any time before it is exercised by delivering written notice of revocation to: American Stock Transfer & Trust Company; Attention: Proxy Department; 59 Maiden Way, New York, NY 10038. A proxy also may be revoked by voting in person at the Annual Meeting of Shareholders. If your shares are held by a broker, bank or other nominee on the Record Date and you wish to vote in person at the Annual Meeting of Shareholders, you must obtain from that holder a proxy issued in your name. Unless the proxy is revoked, or unless it is received in such form that it is rendered invalid, the shares represented by the proxy will be voted according to Shareholder instructions. If the proxy is signed and returned without specifying choices, the shares will be voted according to the Board of Directors’ recommendations.
VOTING AND SOLICITATION OF PROXIES
Voting
      All Shareholders at the close of business on the Record Date are entitled to receive notice of, and to vote, at the Annual Meeting of Shareholders. As of the Record Date, the Company had 9,660,848 shares of Common Stock outstanding.
      As of the Record Date, the holders of all outstanding Common Stock were entitled to cast 9,660,848 votes at the Annual Meeting of Shareholders. The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting of Shareholders. In deciding all questions and other matters, holders of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in the Shareholder’s name. If a quorum is not present, the Shareholders entitled to vote who are present in person or represented by proxy at the Annual Meeting of Shareholders have the power to adjourn the meeting until a quorum is present or represented. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting of Shareholders as originally notified.
      If you own shares through a bank or broker in street name, you may instruct your bank or broker how to vote your shares. “Broker non-votes” occur when a bank, broker or other nominee holder has not received voting instructions with respect to a particular matter and the nominee holder does not have discretionary power to vote on that matter. Broker non-votes will be treated as shares present for quorum purposes, but not treated as votes actually cast at the meeting, so they will have no effect on the outcome of any proposal being voted on at this year’s Annual Meeting of Shareholders.
      Proposal One regarding the approval of an amendment to the Amended and Restated Articles of Incorporation of Digital Recorders, Inc. to remove the requirement that the members of the Board of Directors serve staggered three-year terms so that, beginning with the directors elected at the Annual Meeting of Shareholders in 2005, each director so nominated and elected herein will instead serve an annual term, must be approved by a majority of the votes actually cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Votes that are withheld and broker non-votes will be counted toward a quorum, but will be excluded entirely from the tabulation for the proposal and, therefore, will not affect the outcome of the vote on this proposal.
      Proposal Two regarding the election of nominees to serve as directors must be approved by a plurality of the votes actually cast by holders of the Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. This means that the person garnering the most votes cast may win election to a Board of Directors’ seat even if those votes do not constitute a majority of all votes cast. Votes may be cast in favor or withheld with respect to each nominee. Votes that are withheld and broker non-votes will be counted toward a quorum, but will be excluded entirely from the tabulation for the proposal and, therefore, will not affect the outcome of the vote on this proposal.
      Proposal Three regarding the ratification of the selection of independent auditors must be approved by a majority of the votes actually cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Votes that are withheld and broker non-votes will be counted toward a quorum, but will be excluded entirely from the tabulation for the proposal and, therefore, will not affect the outcome of the vote on this proposal.
      Proposal Four regarding the approval of an amendment to the Digital Recorders, Inc. 2003 Stock Option Plan to increase by 300,000 the number of shares available for issuance pursuant to awards granted under the Plan from June 3, 2005 until such shares have been exhausted must be approved by a majority of the votes actually cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Votes that are withheld and broker non-votes will be counted toward a quorum, but will be excluded entirely from the tabulation for the proposal and, therefore, will not affect the outcome of the vote on this proposal.
      The holders of Common Stock are not entitled to dissenters’ rights under the North Carolina Business Corporation Act with respect to any of the proposals in this Proxy Statement.
Solicitation
      This proxy solicitation is being made by the Company, and the Company will pay for the cost of this solicitation, including expenses incurred in connection with preparing and mailing this Proxy Statement. Expenses include charges by brokers, banks or their nominees, and other custodians and fiduciaries for forwarding proxy materials to the beneficial owners of shares held in the name of a nominee. Proxies may be solicited personally or by mail, electronic mail, facsimile, telephone, or telegraph. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation.
AS A MATTER OF POLICY, PROXIES, BALLOTS AND VOTING TABULATIONS THAT IDENTIFY INDIVIDUAL SHAREHOLDERS ARE HELD CONFIDENTIAL BY THE
COMPANY. SUCH DOCUMENTS ARE AVAILABLE FOR EXAMINATION ONLY BY
THE ELECTION INSPECTORS WHO TABULATE THE VOTES. THE IDENTITY OF THE
VOTE OF ANY SHAREHOLDER IS NOT DISCLOSED EXCEPT AS MAY BE
NECESSARY TO MEET LEGAL REQUIREMENTS.
WHERE TO ADDRESS QUESTIONS REGARDING THE PROPOSALS HEREIN AND
HOW TO OBTAIN ADDITIONAL COPIES
Questions on Proposals
      If you have additional questions regarding the proposals discussed in this Proxy Statement, you should contact: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane; Suite 1050; Dallas, Texas 75225; Phone: (214) 378-8992; Fax: (214) 378-8437; and E-Mail: ir@digrec.com.
Additional Copies and Questions on Common Stock
      If you would like additional copies of this Proxy Statement, or if you have questions with respect to voting your shares, you should contact the Company’s transfer agent: American Stock Transfer & Trust Company; Attention: Proxy Department; 59 Maiden Way; New York, NY 10038.

Proposal One
TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF DIGITAL RECORDERS, INC. TO REMOVE THE REQUIREMENT THAT MEMBERS OF THE BOARD OF DIRECTORS SERVE STAGGERED THREE-YEAR TERMS SO THAT, BEGINNING WITH THE DIRECTORS ELECTED AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2005, EACH DIRECTOR WILL INSTEAD SERVE AN ANNUAL TERM
Current Classification of the Company’s Board of Directors
      Article VIII of the Company’s Amended and Restated Articles of Incorporation currently provides that if the number of directors is fixed at six or more directors by the Board of Directors, then (a) the directors’ terms of office shall be staggered by dividing the total number of directors into two or three groups, with each group containing one half or one third of the total, as near as may be, and that in that event, the terms of directors in the first group expire at the first annual meeting after their election, (b) the terms of the third group, if any, expire at the third annual Shareholders’ meeting after their election, and (c) that at each annual Shareholder meeting thereafter directors shall be chosen for a term of two years or three years, as the case may be, to succeed those whose terms expire. Pursuant to Article VIII, the current Board of Directors is divided into three separate classes with each director elected to serve a three-year term.
Proposed Amendment to Article VIII of the Company’s Articles of Incorporation
      The Board of Director’s Corporate Governance and Nominating Committee and the full Board of Directors have considered the merits of the classified board structure, taking a variety of perspectives into account. While the Board of Directors believes that the classified board structure has promoted continuity and stability, and reinforced a commitment to a long-term point of view, it recognizes the growing sentiments of many of the Company’s Shareholders that the annual election of directors would increase the Board of Directors’ accountability to Shareholders. In light of such corporate governance trends and Shareholder sentiment, the Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has determined that the classified board structure should be eliminated, beginning with the directors elected at the Annual Meeting of Shareholders in 2005.
      The proposed amendment to Article VIII would eliminate the classes of directors and the current practice of three-year terms for directors. If the amendment to Article VIII is approved, the Company’s Articles of Incorporation would be amended, as well as any necessary provisions in its Bylaws, to provide for annual elections of each director. The annual election of directors would start with the expiration of the current term of each incumbent director so that in 2005 three director positions in Class One would be elected for one-year terms and so on for Class Two expiring in 2006 and Class Three expiring in 2007. The full text of Article VIII, as proposed to be amended, is included in Appendix A.
Vote Required for Proposal One
      The Board of Directors is submitting for Shareholder consideration a proposal to amend Article VIII of our Amended and Restated Articles of Incorporation. This proposal must be approved by a majority of the votes actually cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon.
THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF DIGITAL RECORDERS, INC. TO REMOVE THE REQUIREMENT THAT THE MEMBERS OF THE BOARD OF DIRECTORS SERVE STAGGERED THREE-YEAR TERMS SO THAT, BEGINNING WITH THE DIRECTORS ELECTED AT THE ANNUAL SHAREHOLDERS MEETING IN 2005, EACH DIRECTOR WILL INSTEAD SERVE AN ANNUAL TERM.

Proposal Two
TO ELECT THREE CLASS ONE DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2006 IF PROPOSAL ONE IS APPROVED AND UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2008 IF PROPOSAL ONE IS NOT APPROVED
      The Company’s Board of Directors currently is divided into three classes with each class serving staggered terms of three years; however, if Proposal One to amend the Company’s Amended and Restated Articles of Incorporation is approved to eliminate the classified Board structure (see Proposal One) by the requisite vote of Shareholders, then the terms of all Class One directors will be annual terms ending at the Annual Meeting of Shareholders in 2006.
      The Board of Directors currently is comprised of:

•	Three Class One directors (Stephanie L. Pinson, Lawrence A. Taylor, and Juliann Tenney, J.D.)

•	Three Class Two directors (C. James Meese Jr., John K. Pirotte, and David L. Turney)

•	Four Class Three directors (Russell C. Cleveland, Nuria I. Fernandez, John D. Higgins, and J. Phillips L. Johnston, J.D.)
      All of the directors, with the exception of Lawrence A. Taylor and David L.Turney, are independent directors, as defined in NASD Rule 4200(a)(15). Unless otherwise noted in this Proxy Statement, when a director is referred to as “independent” this determination is made in accordance with the standards for independence set forth in NASD Rule 4200(a)(15).
      At the Annual Meeting of Shareholders in 2003, the present directors in Class Two were re-elected for a three-year term expiring in 2006. At the Annual Meeting of Shareholders in 2004, the present directors in Class Three were re-elected for a three-year term expiring in 2007. At this year’s Annual Meeting of Shareholders, the present directors in Class One have been nominated for re-election to serve a three-year term expiring in 2008, if elected, unless Proposal One passes, in which case each director who will be elected as a Class One director will instead serve a one-year term and be up for re-election to the Board of Directors at next years’ Annual Meeting of Shareholders.
Nominees Standing for Election as Directors at the Annual Meeting of Shareholders
      The Corporate Governance and Nominating Committee, all members of which are independent, submits the following nominees and knows of no reason why they would not be able to serve as directors:
NOMINEES

Current Position
Name	with Company

Stephanie L. Pinson	Director
Lawrence A. Taylor	Director
Juliann Tenney, J.D.	Director
      If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of directors to eliminate the vacancy.
      Following are biographies for each of the nominees for director, including their recent employment, other directorships, education, and age as of the date of this Proxy Statement.
      Stephanie L. Pinson, age 68, has been a DRI director since 2001. She has served as president of Gilbert Tweed Associates, Inc. (“Gilbert Tweed”), a well established, retained executive search firm based in New York City. She joined Gilbert Tweed in 1981, has been an owner since 1987, and served as principal prior to 1996. She is a member of the Gilbert Tweed Board of Directors and has responsibility for the operations of the firm. Ms. Pinson is the practice leader for Gilbert Tweed’s widely recognized Transportation Search Practice, specializing in searches for public transit authorities and their suppliers and supporting aviation and port clients. With her partner, Janet Tweed Gusman, Ms. Pinson also is engaged in the information technology, insurance and industrial practices. Her work with high technology and manufacturing companies is global in nature, and she directs Gilbert Tweed’s offices in Bombay and New Delhi, India. Prior to joining Gilbert Tweed, Ms. Pinson served as Director of Relocation Services for Real Estate World in Boulder, Colo., from 1978 to 1980. From 1972 to 1980, she studied and taught Medieval English Literature at Rutgers University. Ms. Pinson serves in a variety of association and not-for-profit board positions. She is a past member of the American Public Transportation Association (“APTA”) Executive Committee, having served as Vice Chair, Business Members, and Vice Chair, Business Members at Large. She also serves on the APTA Chairman’s Diversity Council and is a member of the WTS Advisory Board. In 2004, she was honored by WTS for “Outstanding Performance in Fostering Diversity.” Ms. Pinson received her bachelor’s and master’s degrees in English Literature from Rutgers University where she also qualified for the Ph.D.
      Lawrence A. Taylor, age 58, has more than 13 years’ experience in the transit industry, as well as extensive knowledge and experience in auditing, mergers and acquisitions, reporting, analysis, and financial information technology systems. Having served as the Company’s Secretary, Vice President and Chief Financial Officer since 1998 and as a Director since 2001, Mr. Taylor assumed the new position of Executive Vice President of Corporate Development on October 25, 2004. He continues to serve as the Company’s Secretary and as a Director. From March 1997 to June 1999, Mr. Taylor was a partner in the Dallas office of Tatum CFO, LLP, a professional partnership of career chief financial officers. From March 1995 to August 1996, he was Senior Vice President and Chief Financial Officer of Precept Business Products, Inc., a privately held holding company that distributed business forms, construction and on-demand courier services. From May 1991 to December 1994, Mr. Taylor was Vice President and Group Controller of Mark IV’s Transportation Products Group, which included nine companies, subsidiaries and operating units serving transit and transportation markets worldwide. Prior to 1991, Mr. Taylor served in various financial managerial capacities in the food processing, commercial construction and oil field supply industries, as well as other manufacturing environments. Mr. Taylor earned a B.S. degree in Accounting from Wayne State University in 1971 and successfully passed the Certified Public Accountant examination in 1972. He is a member of the American Society of Corporate Secretaries and Financial Executives International.
      Juliann Tenney, J.D., age 52, has been a DRI director since April 1991. Employed by Duke University since September 1998, she presently serves as Associate Dean, Compliance, for the Duke University School of Medicine. She has been a lecturer in Duke University’s Nonprofit Management program since 1989. From August 1990 through July 1993, she served as Executive Director of the Southern Growth Policies Board, an interstate alliance charged with designing economic development and growth strategies for southern governors and legislators. From August 1988 to August 1990, Ms. Tenney served as Director for the Economic and Corporate Development Division of the North Carolina Biotechnology Center and also as their House Legal Counsel. From November 1987 to August 1988, Ms. Tenney was Assistant Secretary at the North Carolina Department of Commerce. From August 1985 to November 1987, she was Executive Director of the North Carolina Technological Development Authority. Prior to that time, she was a practicing attorney. Ms. Tenney received a B.A. degree from the University of North Carolina and a law degree from Duke University.
Continuing Directors Whose Terms Expire at the Annual Meeting of Shareholders in 2006
      C. James Meese Jr., age 63, has been a DRI director since 1991. Since 1989, Mr. Meese has provided advice and assistance to high growth companies on issues of company valuations, acquisitions and divestitures, market development, capitalization, corporate governance and organizational structuring through Business Development Associates, Inc., where he serves as the President. Prior to 1989, he spent approximately 20 years in various senior corporate marketing, business development and finance positions. Mr. Meese also is a director of Gray Security Services, Inc., Electrical Equipment Company, The Railroaders Memorial Museum, and serves as the Chair of the Advisory Board of Neomonde Baking Company. Mr. Meese received a B.A. degree in Economics from the University of Pennsylvania and an M.B.A. from Temple University.
      John K. Pirotte, age 55, has been a DRI director since 1996. He has been President of Axxiom Manufacturing, Inc., a privately held manufacturer of air blast equipment, since August 2003. He also has been Chairman and Chief Executive Officer of CORPEX Technologies Inc., a privately held company that develops and markets surface active chemical technology, since September 1990. From March 1997 to December 2003, he served as President of Matrix Surface Technologies Inc., a privately held company that develops and markets mechanical surface treatment technologies. Mr. Pirotte also served as President and

Chief Operating Officer of Teleion Wireless, Inc., a privately held company that develops and markets wireless data communication modules, from August 2000 to March 2002. In addition, Mr. Pirotte was Chairman and Chief Executive Officer from 1981 until 1986 and Chief Financial Officer from 1979 to 1981 of The Aviation Group, Inc., a former NASDAQ®-listed company that was acquired in 1985. He is a member of the Board of Directors of Pharmanetics, Inc., a publicly traded biotech company (OTC.BB: PHAR) specializing in theranostic management of various therapeutics affecting coagulation. He is a founding director of North Carolina Enterprise Corp., a venture capital fund. Mr. Pirotte holds a B.A. degree from Princeton University and an M.S. degree from New York University Graduate School of Business Administration.
      David L. Turney, age 61, has been DRI’s Chairman of the Board and Chief Executive Officer since May 1998 and a DRI director since May 1996. Mr. Turney was co-founder, Chairman and CEO of Robinson Turney International, Inc. (“RTI”), which was merged into DRI in April 1998. A consulting firm, RTI engaged in business development, marketing services, advisory services, and merger, acquisition and financing assignments for selected clients. Until the merger, DRI was an RTI client and all RTI clients were in the transit and transportation equipment industries. From March 1994 to December 1995, Mr. Turney was also engaged in strategic planning and development consulting services for his former employer, Mark IV Industries, Inc. (“Mark IV”), a New York Stock Exchange listed company prior to its acquisition by a private investor. Mr. Turney founded the Mark IV Transportation Products Group, a group of nine companies, subsidiaries and operating units serving transit and transportation markets worldwide, and served as its Group Executive from February 1991 to February 1994. From 1984 to 1991, Mr. Turney was President of the Luminator division of Gulton Industries, Inc., which became a wholly owned subsidiary of Mark IV in 1987. Prior to 1984, he served in various managerial and engineering capacities in four corporations spanning the telecommunications, industrial hard goods, consumer electronics and electromagnetic components industries. Mr. Turney is active in APTA. A former chair of APTA’s Business Members’ group, he presently serves on the APTA Business Members’ Board of Governors, as well as other industry elected and appointed positions. He also is a corporate member of the National Association of Corporate Directors. Mr. Turney received his B.S. degree in industrial management from the University of Arkansas in Fayetteville, and he has participated in numerous postgraduate study courses in finance, mergers and acquisitions, public company administration, and operations.
Continuing Directors Whose Terms Expire at the Annual Meeting of Shareholders in 2007
      Russell C. Cleveland, age 66, was appointed as a director of the Company by the DRI Board of Directors in August 2001 pursuant to a position established by the Board of Directors under the Convertible Subordinated Debentures issued to entities with which Mr. Cleveland is affiliated in connection with the Company’s Mobitec AB acquisition. He was a principal founder of Renaissance Capital Group, Inc. in 1973 and is its majority shareholder today. Renaissance Capital provides capital to emerging publicly owned companies. Mr. Cleveland is a Chartered Financial Analyst and has specialized in investing in emerging growth companies for more than 40 years. Mr. Cleveland is a graduate of the University of Pennsylvania, Wharton School of Finance and Commerce. He has served as President of the Dallas Association of Investment Analysts and has held executive positions with major southwest regional brokerage firms. For more than 10 years, he was a contributing editor of Texas Business Magazine, for which he analyzed investment trends. Mr. Cleveland currently serves as President and Director of publicly traded Renaissance Capital Growth & Income Fund III, Inc. He also is Director and Manager of Renaissance U.S. Growth Investment Trust PLC, which is traded on the London Exchange, and U.S. Portfolio manager of BFSUS Special Opportunities Trust PLC, based in London and also publicly traded. In addition to these companies, Mr. Cleveland also currently serves on the following public company boards of directors: CaminoSoft Corp., Tutogen Medical, Inc., Integrated Securities Systems, Inc., and Cover-All Technologies, Inc. Over the years, Mr. Cleveland has served on the boards of many publicly traded emerging growth companies.
      Nuria I. Fernandez, age 45, serves as Senior Vice President of Business Development at Earth Tech, an engineering consulting firm headquartered in Long Beach, Calif., and owned by Tyco International Ltd. (NYSE: TYC). Working from Earth Tech’s Alexandria, Va., office since 2001, Ms. Fernandez is responsible for expanding Earth Tech’s transportation business opportunities in the U.S. and abroad. From 1997 to 2001, Ms. Fernandez was Deputy Administrator and Acting Administrator at the Federal Transit Administration,

U.S. Department of Transportation, in Washington, D.C., where she managed and directed operations for the 500-employee agency responsible for securing funding for planning, design, construction, and technology for bus and rail systems in the U.S. and its territories. She also established policies and developed guidelines on the implementation of rules and regulations that governed federally funded mass transit programs. From 1994 to 1997, she led the design and construction division of the Washington Metropolitan Area Transit Authority in Washington, D.C. From 1989 to 1993, she served as Senior Vice President of the Chicago Transit Authority. From 1982 to 1989, she served as Coordinating Engineer of the City of Chicago’s Department of Public Works, where she was involved with the $1.2 billion expansion of O’Hare International Airport. Ms. Fernandez has received numerous transit industry awards, including the Minority Business and Professionals’ Outstanding Leadership Award, the Woman’s Transportation Seminar Woman of the Year and National Member of the Year awards, the Conference of Minority Transportation Officials’ Women in Transportation Award, and the White House Elizabeth Cady Stanton Achievement Award. Ms. Fernandez received a Bachelor of Science degree in Civil Engineering from Bradley University and a Master of Science degree in Business Administration from Roosevelt University.
      John D. Higgins, age 71, has served as a DRI director since February 1998. He also serves as a director of Sparrow Systems, Inc., a privately held developer and marketer of specialized software for use in managing physician practices. From 1990 through November 1999, Mr. Higgins was Senior Vice President of Corporate Finance for Royce Investment Group, Inc., certain assets of which were subsequently acquired by Investec Ernst & Company, an international investment and merchant banking firm. Mr. Higgins is currently retired from Investec Ernst and pursuing personal business interests. He holds B.B.A. and M.B.A. degrees from Hofstra University.
      J. Phillips L. Johnston, J.D., age 65, has served as a DRI director since April 1990. He currently is Special Counsel with Nexen Pruet Adams Kleemeier PLCC. From June 2002 to December 2004 he was Vice Chairman and Chief Legal Counsel for Remote Light, Inc., a privately held technology company located in Research Triangle Park, N.C. From September 1999 to June 2002, he was a director, Chief Executive Officer and President of ID Technologies, a publicly held company. He served as Chief Executive Officer of Pilot Therapeutic Holdings, Inc., a publicly held company, from September 1998 to September 1999. From April 1998 to May 1998, Mr. Johnston was President and Special Programs Administrator of Digital Recorders. He served as Digital Recorders’ Special Programs Administrator from May 1998 to December 1998. Mr. Johnston served as DRI’s Chairman of the Board, President and Chief Executive Officer from April 1990 to May 1998 and served as Administrator of the North Carolina Credit Unions from September 1987 to April 1990. From October 1979 to September 1987, Mr. Johnston served as President and Chief Executive Officer of Data Pix, Inc., Norman Perry, Chantry, Ltd., and Erwin-Lambeth, Inc., all of which were privately held companies, and was President and Chief Executive Officer of Currier Piano Company from 1971 through 1979. He was founding Chairman of the North Carolina Information and Electronics Trade Association, now the largest trade association in that state, and was named the Council for Entrepreneurial Development Entrepreneur of the Year in 1997. Mr. Johnston is a director of several privately held companies, the author of two books, and a Babcock Entrepreneurial Fellow at Wake Forest University. Mr. Johnston received his A.B. degree in economics from Duke University, attended the Stern Graduate Business School at New York University, and received his law degree from the University of North Carolina.
Meetings
      The Board of Directors held six meetings in fiscal year 2004. During fiscal year 2004, all current directors attended more than 75 percent of the aggregate of meetings of the Board of Directors and committees on which they served. All of the directors attended the Annual Meeting of Shareholders in 2004. In accordance with the Company’s Corporate Governance and Nominating Committee Charter, all directors are expected to attend this year’s Annual Meeting of Shareholders.
Code of Conduct and Ethics
      The Corporate Governance and Nominating Committee has adopted a Code of Conduct and Ethics that applies to all directors, officers, and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer. The Code of Conduct and Ethics promotes (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (2) full, fair, accurate and timely and understandable disclosure in periodic reports required to be filed by the Company with the SEC and in other public communications made by the Company; (3) compliance with applicable laws, rules and regulations that govern the Company; (4) prompt internal reporting to appropriate persons of violations of the Code of Conduct and Ethics; and (5) accountability for adherence to that code. The Code of Conduct and Ethics is available in the Corporate Governance section of the Company’s Web site, www.digrec.com. Upon request, a copy of the Code of Conduct and Ethics will be provided without charge. Such a request may be made by contacting: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane, Suite 1050; Dallas, Texas 75225; E-Mail: ir@digrec.com.
Nepotism
      There is no relationship by blood, marriage or adoption between any of the Company’s directors, director nominees, or executive officers.
Director Resignation
      J. Phillips L. Johnston has informed the Company that for personal reasons he wishes to not serve the remaining year of his elected three-year term, which expires in 2006. His voluntary resignation will become effective as of the date of the Annual Meeting of Shareholders on June 3, 2005. Mr. Johnston remains a director of the Company until that date. The Company and Mr. Johnston make note of the fact there are no disagreements causing his decision. This matter was presented to and considered by the Board of Directors on February 18, 2005, at which time the Board of Directors approved of Mr. Johnston’s continued service and compensation until June 3, 2005. The Company expresses appreciation to Mr. Johnston for his service and wishes him well in his new endeavors. The Corporate Governance and Nominating Committee has considered this matter, reviewed the present needs of the Board of Directors and its committees, and has decided against filling Mr. Johnston’s vacated Board of Directors’ position at this time.
Other Information
      Shareholders wishing to propose nominees for directors for next year’s Annual Meeting of Shareholders should submit such proposed nominees to the Company by the date that Shareholder proposals for next year’s Proxy Statement must be received. All nominees proposed by Shareholders will be considered by the Corporate Governance and Nominating Committee in making its nominations for directors, but not every proposed nominee will be accepted. Shareholders also have the right to nominate persons for election as directors in accordance with procedures set forth in the Company’s Bylaws. (See “Shareholder Proposals for Annual Meeting in 2006.”)
Vote Required for Proposal Two
      Proposal One regarding the election of nominees to serve, as directors must be approved by a plurality of the votes actually cast by holders of the Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon.
THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NAMED DIRECTOR NOMINEES.

Proposal Three
TO RATIFY THE SELECTION OF
INDEPENDENT AUDITORS FOR FISCAL YEAR 2005
      Upon recommendation of the Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP to serve as independent public accountants of the Company for its fiscal year ending December 31, 2005. The Board of Directors seeks to have the Shareholders ratify the selection of PricewaterhouseCoopers LLP, which has served as the Company’s independent public accountants since September 10, 2004. PricewaterhouseCoopers LLP representatives are expected to be present at this year’s Annual Meeting of Shareholders. They will be given an opportunity to make a statement if it is their desire to do so, and they will be available to respond to appropriate questions from Shareholders.
Fiscal Year 2004 Change in Audit Firms
      On September 3, 2004, upon the determination and approval of the Audit Committee of its Board of Directors, the Company terminated its relationship with McGladrey & Pullen, LLP (“McGladrey”) as its independent auditor. McGladrey began serving as the Company’s independent auditors in September 1998. The dismissal of McGladrey as independent auditors is consistent with the Board of Directors’ and Audit Committee’s belief that occasional rotation of the Company’s independent auditors may benefit the Company as it changes and grows.
      McGladrey’s audit reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2002 and 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
      During the fiscal years ended December 31, 2002 and 2003, and the subsequent interim period preceding the decision to change independent auditors, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company’s consolidated financial statements for such years, except as noted in the following paragraph.
      In its Statement on Auditing Standards No. 61 Report to the Audit Committee dated April 13, 2004, relating to McGladrey’s audit of the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2003, McGladrey reported that it encountered “disagreements with management over the application of significant accounting principles, the basis for management’s judgments on these significant matters, and/or the scope of the audit or significant disclosures to be included in the financial statements.” These disagreements related to the valuation of beneficial conversion attributes of a series of the Company’s preferred stock, the characterization of a modification of the terms of such series and the deferred tax asset valuation allowance. The Company’s Audit Committee and Board of Directors discussed the subject matter of these disagreements with McGladrey. These matters were resolved in a manner deemed acceptable to McGladrey, as subsequently reflected in the Company’s Form 10-K for the fiscal year ended December 31, 2003, and its quarterly filings on Form 10-Q for the 2004 fiscal year to date.
      Effective September 10, 2004, the Audit Committee has engaged PricewaterhouseCoopers LLP as the Company’s independent public accounting and auditing firm. The Company has authorized McGladrey to respond fully to the inquiries of the successor accountant concerning the subject matter of each of the above-mentioned disagreements.
      During the fiscal years ended December 31, 2002 and 2003, and the subsequent interim period preceding the decision to change independent auditors, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) except for McGladrey’s statement in its April 13, 2004, Report to the Audit Committee and further presented in Item 9A to the Company’s Form 10-K for the year ended December 31, 2004, and subsequent amendments, and disclosed in the subsequent interim period filings, that there was a material weakness in internal control over financial reporting and certain reportable conditions – including the lack of organized documentation for capitalized software, formal procedures to reconcile inter-company accounts and transactions, a lack of segregation of duties in certain foreign subsidiaries and that there were insufficient internal control policies and procedures over financial reporting for non-routine and complex transactions to ensure the reliability and accuracy of the Company’s financial statements and schedules.
      The Company provided McGladrey with a copy of the disclosures contained herein and requested that McGladrey provide a letter addressed to the SEC stating whether or not it agreed with these statements. A copy of such letter was filed as an exhibit and incorporated by reference in a Form 8-K filed September 10, 2004.
Vote Required for Proposal Three
      Proposal Three regarding the approval of the selection of independent auditors must be approved by a majority of the votes actually cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR 2005.

Proposal Four
TO APPROVE AN AMENDMENT TO THE 2003 STOCK OPTION PLAN
TO INCREASE BY 300,000 THE NUMBER OF SHARES THAT
MAY BE ISSUED PURSUANT TO AWARDS GRANTED UNDER THE PLAN
      The Company desires to attract and retain the best available employees, directors, and consultants, as well as to encourage the highest level of performance by those persons, thereby enhancing the value of the Company for the benefit of its Shareholders. The Company and the Board of Directors’ Human Resource and Compensation Committee believes that, in order to accomplish these objectives, it is necessary to (1) meet the competitive requirements of the workforce marketplace; (2) offer equity incentives as part of the total compensation to be paid; and (3) reward the performance of existing and prospective directors, executive officers, and key employees, as well as increase the proprietary and vested interest of all such persons in the Company’s growth and performance, in a manner that provides them with a means to increase their holdings of Common Stock, thus better aligning their interests with the interests of the Company’s Shareholders.
      At this year’s Annual Meeting, Shareholders will be asked to approve an amendment to the Digital Recorders, Inc. 2003 Stock Option Plan (the “Current Plan”) to increase the number of shares of Common Stock issuable upon the exercise of awards granted under the Current Plan from 375,000 to 675,000 shares.
Historical Incentive Stock Option Plan and Amendments
      The Company’s original Incentive Stock Option Plan (the “Old Plan”) was adopted and became effective April 27, 1993. That plan subsequently was amended in June 1998, April 1999, and May 2000. Of the 980,000 shares approved for issuance under the Old Plan, 715,371 options remained outstanding as of December 31, 2004. Following is a summary of the outstanding options awarded under the Old Plan.

# Options	Old Plan Summary as of December 31, 2004

621,371	Old Plan Options Outstanding to Employees
89,000	Old Plan Options Outstanding to Directors
5,000	Old Plan Options Outstanding to Others

715,371	Total Old Plan Options Outstanding

      As of December 31, 2004, outstanding options issued to employees under the Old Plan had option expiration dates ranging from March 1, 2005, to August 1, 2012. As of December 31, 2004, outstanding options issued to directors under the Old Plan had option expiration dates ranging from June 1, 2005, to June 25, 2011. As of December 31, 2004, outstanding options issued to others under the Old Plan had an option expiration date of June 25, 2011.
      As of April 30, 2003, new awards no longer could be awarded under the Old Plan. When existing options awarded under the Old Plan expire, they may or may not be replaced under the Current Plan. The Company has not made or entered into any commitments, agreements, or understandings with respect to the replacement of options that have expired or subsequently expire under the Old Plan.

      The following table provides information, as of December 31, 2004, with respect to all compensation plans and individual compensation arrangements of the Company under which equity securities of the Company are authorized for issuance to directors, executive officers, and key employees.

			C. Number of Securities
			Remaining Available for
	A. Number of Securities	B. Weighted-Average	Future Issuance Under
	to Be Issued Upon	Exercise Price of	Equity Compensation
	Exercise of Outstanding	Outstanding	Plans (Excluding
	Options, Warrants and	Options, Warrants	Securities Reflected in
Plan Category	Rights	and Rights	Column A)

Old Plan Options	715,371	2.43	None
Current Plan Options	369,500	2.93	4,500

Total	1,084,871	2.60	4,500

Note:

*	The Company has no equity compensation plans that have not been approved by security holders.
2003 Stock Option Plan and Proposed Amendment
      The Current Plan was adopted and became effective at the 2003 Annual Meeting of Shareholders on April 30, 2003. Initially, a total of 175,000 shares of Common Stock were proposed and approved to be reserved for issuance under the Current Plan. At the Annual Meeting of Shareholders in 2004, an additional 200,000 shares of Common Stock were proposed and approved to be reserved for issuance under the Current Plan, bringing the total number of shares of Common Stock available for issuance to 375,000. The Current Plan will terminate on the 10th anniversary date of its adoption, or April 30, 2013, after which date no new awards may be granted under the Current Plan.
      As of the Record Date for this year’s Annual Meeting of Shareholders, options to purchase approximately 356,500 Common Shares have been awarded under the Current Plan.

# Options	Current Plan Summary

175,000	Total Current Plan Options Available for Awards as of April 30, 2003
200,000	Plus Additional Options Approved by Shareholders on May 26, 2004

375,000	Total Current Plan Options Approved for Awards as of April 15, 2005

215,500	Less Total Current Plan Options Awarded to Employees as of April 15, 2005

141,000	Less Total Current Plan Options Awarded to Directors as of April 15, 2005

18,500	Total Current Plan Options Available for Awards as of April 15, 2005

      The Board of Directors believes both the Old Plan and the Current Plan have proven to be of substantial value in encouraging performance of directors, executive officers and key employees. As of the Record Date, only 18,500 shares remained available for issuance under the Current Plan, which may limit the Company’s ability to derive further benefits from the Current Plan if the proposed amendment is not approved by the Shareholders. Therefore, the Board of Directors has adopted an amendment to the Current Plan to increase the number of shares available for issuance under the Current Plan by an additional 300,000 Shares. The Current Plan’s provisions, as well as the proposed amendment, are summarized in this Proxy Statement.
      We intend to register on Form S-8 the 300,000 additional shares that will be issuable under the Current Plan under the Securities Act of 1933, as amended (the “Act”), assuming the Shareholders approve the proposal to increase the number of available shares. Shares purchased pursuant to the Current Plan after the effective date of such registration could immediately be sold in the open market subject, in the case of affiliates (as defined in Rule 144 under the Act), in compliance with Rule 144 provisions other than the holding period requirement.

CURRENT PLAN BENEFITS
      Because awards granted under the Current Plan are at the discretion of the Human Resource and Compensation Committee, the awards that will be granted in the future under the Current Plan are not currently determinable. Further, the Company has not made or entered into any commitments, agreements or understandings related to any future awards under the Current Plan, as proposed to be amended.
      The following tables show the options that have been granted to directors and employees from the Current Plan’s adoption and implementation on April 30, 2003, through the fiscal year ended December 31, 2004.
CURRENT PLAN OPTIONS AWARDED TO NON-EXECUTIVE DIRECTORS
SINCE APRIL 30, 2003

			Exercise
			or Base
		Non-Employee	Price	Options	Vesting	Expiration
Name and Position	Year	Award Date	$	Awarded	Schedule	Date

Russell C. Cleveland, Director	2004	08/13/04	2.90	5,000	Immediate	08/13/09
	2003	05/01/03	2.35	13,000	Three Years	05/01/08
Nuria I. Fernandez, Director	2004	05/26/04	6.75	10,000	Immediate	05/26/09
		08/13/04	2.90	5,000	Immediate	08/13/09
	2003	—	—	—	—	—
John D. Higgins, Director	2004	08/13/04	2.90	8,000	Immediate	08/13/09
	2003	05/01/03	2.35	10,000	Three Years	05/01/08
J. Phillips L. Johnston, J.D., Director	2004	08/13/04	2.90	8,000	Immediate	08/13/09
	2003	05/01/03	2.35	10,000	Three Years	05/01/08
C. James Meese Jr., Director	2004	08/13/04	2.90	8,000	Immediate	08/13/09
	2003	05/01/03	2.35	10,000	Three Years	05/01/08
Stephanie L. Pinson, Director	2004	08/13/04	2.90	5,000	Immediate	08/13/09
	2003	05/01/03	2.35	13,000	Three Years	05/01/08
John K. Pirotte, Director	2004	08/13/04	2.90	8,000	Immediate	08/13/09
	2003	05/01/03	2.35	10,000	Three Years	05/01/08
Juliann Tenney, J.D., Director	2004	08/13/04	2.90	8,000	Immediate	08/13/09
	2003	05/01/03	2.35	10,000	Three Years	05/01/08

Non-Executive Director Group				141,000

CURRENT PLAN OPTIONS AWARDED TO
NAMED EXECUTIVE OFFICERS
SINCE APRIL 30, 2003

			Exercise
		Award	or Base	Options	Vesting	Expiration
Name and Position	Year	Date	Price $	Awarded	Schedule(1)	Date

David L. Turney(2)	2004	08/13/04	2.90	20,000	Three Years	08/13/14
Chairman, Chief Executive Officer,	2003	—	—	—	—	—
President and Director, DRI, and Chairman and Managing Director, DRI-Europa AB
David N. Pilotte	2004	10/25/04	3.70	30,000	Three Years	10/25/14
Vice President, Chief Financial Officer	2003	—	—	—	—	—
Lawrence A. Taylor	2004	08/13/04	2.90	15,000	Three Years	08/13/14
Secretary, Executive Vice President,	2003	05/13/03	2.55	10,000	Three Years	05/13/13
Corporate Development, and Director, DRI, and Director, DRI-Europa AB
Lawrence A. Hagemann	2004	08/13/04	2.90	15,000	Three Years	08/13/14
Executive Vice President, DRI,	2003	05/13/03	2.55	10,000	Three Years	05/13/13
and Chief Operating Officer, North Carolina Operations

Named Executive Officer Group				100,000

Non-Executive Officer Employee Group				115,500

Notes:

1.	One-third of each award vests annually over a three-year period from the award date.

2.	Mr. Turney, at his personal and voluntary request, did not receive an award of any stock options from 1998 to 2003. Instead, he sought to facilitate a greater award of options to other key personnel during that time.
CURRENT PLAN SUMMARY
      A general summary description of the principal terms of the Current Plan and its proposed amendment are presented herein. This description is qualified in its entirety by the full detail and terms of the Current Plan, as proposed to be amended, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated by reference in this Proxy Statement.
      The purpose of the Current Plan is to promote the interests of the Company and its Shareholders and the Company’s success by providing a method whereby a variety of equity-based incentives and other awards may be granted to the Company’s directors, executive officers, and key employees.
Administration
      The Board of Directors’ Human Resource and Compensation Committee administers the Current Plan. Subject to the provisions of the Current Plan, the Human Resource and Compensation Committee has the authority to (1) construe and interpret the Current Plan; (2) amend and rescind rules relating to the Current Plan; (3) make all necessary determinations for the administration of the Current Plan; (4) determine whether awards will be granted alone or in combination or in tandem with other awards; and (5) determine whether cash will be paid or awards will be granted in replacement of, or as alternatives to, other incentives. Furthermore, the Human Resource and Compensation Committee may correct any defect or inconsistency in the Current Plan or in any award granted. The Human Resource and Compensation Committee also has the authority to take all other actions it deems necessary or advisable for the proper administration of the Current Plan.

Eligibility
      Any Company employee in good standing is eligible to become a participant in the Current Plan. A member of the Company’s Board of Directors or a subsidiary is eligible to receive awards, subject to the limitations regarding incentive stock options described herein. Any individual who acts as an independent contractor to the Company and who renders services directly for the Company or a subsidiary is eligible to receive awards, also subject to certain limitations described herein. Presently, there are approximately 160 employees and eight non-employee directors eligible to participate in the Current Plan. There are no consultants presently eligible to participate in the Current Plan.
Shares Available
      The Human Resource and Compensation Committee made award decisions with respect to awards to employees and directors, subject to ratification by the Board of Directors. Initially, a total of 175,000 shares of Common Stock were reserved for issuance under the Current Plan. Subsequently, an additional 200,000 shares of Common Stock were reserved for issuance under the Current Plan. The Board of Directors now recommends adding 300,000 shares of Common Stock to the Current Plan. If the amendment is approved at this year’s Annual Meeting of Shareholders, an additional 300,000 shares of Common Stock will be available for issuance pursuant to awards of options, restricted stock, performance units, performance shares or stock appreciation rights under the Current Plan. The market value of the Company’s Common Stock underlying these options was $2.31 per share on March 31, 2005.
Awards
      No award will be granted under the Current Plan on or after the 10th anniversary date of the Current Plan, but awards granted prior to that 10th anniversary date may extend beyond that date to the date(s) specified in the agreement(s) covering such awards.
      If an award expires or is terminated, surrendered, or cancelled without having been fully exercised, the unexercised shares covered by that award shall again be available for grant under the Current Plan. However, if the termination date of an award is beyond the 10th anniversary date of the Current Plan, then any shares covered by unexercised or terminated awards shall not reactivate the existence of the Current Plan and, therefore, will not be available for additional grants under the Current Plan.
      Awards granted under the Current Plan to participants who are Company employees may be exercised upon the participant’s termination of employment within the following periods, or such shorter periods as determined by the Human Resource and Compensation Committee at the time of the grant:

•	If on account of death, awards may be exercised any time during their term;

•	If on account of a participant’s retirement in good standing, awards may be exercised any time during their term;

•	If on account of resignation of the participant from employment, no unexercised award shall be exercisable to any extent after termination;

•	If on account of taking of a leave of absence for the purpose of serving the government or country in which the principal place of employment of the participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Human Resource and Compensation Committee may approve, a participant shall not be deemed during the period of any such absence alone to have terminated his or her service, except as the Human Resource and Compensation Committee may otherwise expressly provide;

•	If on account of termination of employment by the Company for cause, no unexercised award shall be exercisable to any extent after termination;

•	If on account of certified disability, awards may be exercised any time during their term;

•	In the case of general layoff or furlough of employees, the Human Resource and Compensation Committee shall have the sole discretion to decide the exercisability of awards; and

•	If for any reason other than those specified above, awards may be exercised within three months of such termination.
      Upon cessation of service in good standing by non-employee directors or consultants, all awards such persons are eligible to receive for services rendered by the non-employee director or consultant since the grant date immediately preceding the date of cessation of service, but which have not been granted as of the date service ceases, will be granted and remain exercisable until the expiration of the term of the award. In addition, awards granted and held by a non-employee director or consultant as of the date of cessation of service may be exercised, once they become vested, by the non-employee director or consultant or his or her heirs or legal representatives until the expiration of the term.
Stock Options
      Awards may be granted under the Current Plan in the form of incentive stock options and non-qualified stock options. Incentive stock option awards under the Current Plan shall meet all the requirements of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor statute, including without limitation the following requirements:

•	Incentive stock options may be granted only to employees of the Company or of a subsidiary in which the Company has at least a 50 percent ownership interest.

•	Incentive stock options must be non-transferable.

•	The exercise price of incentive stock options shall not be less than 100 percent of the fair market value of the underlying shares of Common Stock on the date of the grant.

•	Incentive stock options must be exercised within 10 years of the date of grant.
      No incentive stock options may be granted to any employee who directly or indirectly owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time of such grant the exercise price of the option is at least 110 percent of the fair market value of the underlying shares of Common Stock subject to the option and such option is not exercisable after the expiration of five years from the date of the grant.
      Any stock option granted under the Current Plan that does not meet the requirements for an incentive stock option will be a non-qualified option.
      Options granted to non-employee directors of the Company or a subsidiary shall not be incentive stock options and shall have an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant. The term of the options shall be not more than 10 years.
      Options granted to consultants shall not be incentive stock options. Grants of non-qualified options to consultants shall have an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant. The term of the options shall be not more than five years.
Restricted Stock
      Awards may be granted under the Current Plan in the form of restricted stock. Restricted stock consists of shares of Common Stock that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Upon a participant’s satisfaction of any terms, conditions and restrictions, as determined by the Human Resource and Compensation Committee, the shares covered by a restricted stock award will be transferred to the participant. The Human Resource and Compensation Committee may determine whether restricted stock awards accrue dividends or dividend equivalents with respect to the shares of Common Stock underlying any award.

      Grants of restricted stock will be awarded in exchange for consideration in an amount determined by the Human Resource and Compensation Committee. The price, if any, shall be paid in cash, or the Human Resource and Compensation Committee has the discretion to accept as consideration Common Stock already owned by the participant for at least six months and valued at its fair market value, provided that no less than the par value of the Common Stock is paid in cash, and the participant has rendered at least three months’ prior service to the Company. The Human Resource and Compensation Committee also can choose to accept any combination of these methods as consideration. Restricted stock shall be subject to such restrictions, including risk of forfeiture, as the Human Resource and Compensation Committee may impose.
Performance Shares, Performance Units and Stock Appreciation Rights
      Awards may be granted in the form of performance units or performance shares. Such awards represent a commitment by the Company to make a distribution to the participant or to his or her beneficiary depending, among other things, upon attainment of performance objectives and other conditions set by the Human Resource and Compensation Committee. Settlement of performance units and performance shares may be in cash, in shares of Common Stock, or in any combination thereof. Participants are not entitled to exercise any voting rights with respect to performance units or shares.
      Awards may be granted under the Current Plan in the form of stock appreciation rights. The Human Resource and Compensation Committee may award stock appreciation rights in tandem with a stock option, in addition to a stock option, or as freestanding rights. A stock appreciation right entitles the recipient to receive a distribution having a value equal to the amount by which the fair market value of the Company’s Common Stock on the date of the exercise exceeds the grant price of the rights or some other amount determined by the Committee on the date of grant. The grant price may not be less than the fair market value of the Common Stock on the date of grant of the award. Settlement of stock appreciation rights may be in cash, in shares of Common Stock, or in any combination thereof, as determined by the Human Resource and Compensation Committee.
Amendment of Option Plan
      The Board of Directors, upon recommendation of the Human Resource and Compensation Committee, may amend or alter the Current Plan at any time and from time to time without the approval of Shareholders, unless Shareholder approval is required by federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. In general, NASDAQ rules require Shareholder approval for any amendments to equity compensation plans that are material, including without limitation any material increase in the number of shares to be issued under a plan, any material increase in benefits to persons participating in a plan, any material expansion of the persons eligible to participate in a plan, or any expansion in the types of options or awards provided under a plan. Rights and obligations under any award granted before amendment of the Current Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the award was granted.
Assignability of Rights
      The rights of a participant under the Current Plan are not assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights or other property to which such participant may have an interest under the Current Plan.
FEDERAL INCOME TAX EFFECTS OF THE
ISSUANCE AND EXERCISE OF AWARDS UNDER THE CURRENT PLAN
      The following is only a summary of the current effect of federal income taxation laws upon the participant and the Company with respect to the awards granted and shares purchased under the Current Plan. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of a participant’s death or the income tax laws of any municipality, state or foreign country to which the participant may be subject.
      Accordingly, each participant should consult his or her tax advisor to determine the particular tax consequences to him or her of the Current Plan awards, as well as the use of shares of Common Stock for exercise, including the application and effect of federal, state, local, or foreign income tax and other laws.
Non-Qualified Stock Options
      The grant of a non-qualified stock option under the Current Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant will recognize ordinary compensation income, subject to income tax, employment tax and withholding, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company will be entitled to an income tax deduction in an amount equal to the income recognized by the participant.
      A participant’s basis for the determination of gain or loss upon a disposition of shares of Common Stock received by exercise of a non-qualified stock option will be the exercise price plus any income recognized by the participant upon exercise. Any gain or loss recognized by the participant upon the disposition of such shares will be long-term capital gain or loss if the shares are held at least one year following exercise. The Company will not receive a tax deduction for any gain recognized by a participant upon the subsequent disposition of such shares. The maximum marginal rate at which ordinary income is taxed to individuals is currently 35 percent. The maximum rate at which long-term capital gains for most types of property are taxed is 15 percent.
Incentive Stock Options
      The grant of incentive stock options under the Current Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising incentive stock options and the Company receives no deduction at the time of exercise. A participant may, however, be liable for alternative minimum tax as a result of the exercise of incentive stock options. For purposes of computing alternative minimum tax, the excess of the fair market value of shares received upon exercise of an incentive stock option over the exercise price is an item of adjustment in the year of exercise.
      In the event of a disposition of stock acquired upon exercise of incentive stock options, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant holds the shares for two years after the incentive stock options were granted and for one year after the incentive stock options were exercised, the participant will recognize a long-term capital gain or loss on the disposition equal to the difference between the sale price of the shares and the exercise price.
      If the participant fails to satisfy either of the foregoing holding periods, the disposition of the shares will be a “disqualifying disposition.” In that event, the participant must recognize ordinary compensation income in the year of the disposition (but will not be subject to employment tax or income tax withholding) in an amount equal to the excess of the sales price for the shares (or the fair market value of the shares on the exercise date if less) over the exercise price. Any gain in excess of the amount taxed as ordinary compensation income will be long-term capital gain if the stock was held one year.
      The Company, in the year of the disqualifying disposition, will be entitled to a deduction equal to the amount of ordinary income recognized by the participant. If there is no disqualifying disposition, the Company will not be entitled to a deduction when the participant disposes of the shares of Common Stock received upon exercise of an incentive stock option.
Restricted Stock
      A participant who receives a grant of restricted stock does not generally recognize taxable income upon receipt of such restricted stock. Instead, the participant will recognize ordinary compensation income, subject to income, employment tax, and withholding, when the award vests, i.e., when the restricted stock becomes freely transferable or is no longer subject to substantial risk of forfeiture, in an amount equal to the excess, if any, of the fair market value on the vesting date of such shares over any amount paid by the participant for the shares. The Company will be entitled to an income tax deduction in an amount equal to the income recognized by the participant.
      A participant who receives a grant of restricted stock may make an election under Section 83(b) of the Code to recognize as ordinary compensation income, subject to income tax, employment tax and withholding, in the year that such restricted stock is granted, an amount equal to the excess, if any, of the fair market value on the date of the issuance of the stock over the amount paid by the participant for such shares. If a Section 83(b) election is made, the participant will not recognize additional ordinary compensation income when the award vests. The Section 83(b) election must be made within 30 days after the restricted stock is transferred granted to the participant.
      A participant’s basis for the determination of gain or loss upon the disposition of shares of restricted stock will be the amount paid for the shares plus any ordinary income recognized by the participant. Any gain or loss on the participant’s subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for at least one year after the award vests or, if the participant makes a Section 83(b) election, for at least one year after transfer of the restricted stock to the participant. Subject to the limitations of Section 162(m) described below, the Company will receive a deduction equal to the ordinary income recognized by the participant, in the year such income is recognized. The Company will not receive a tax deduction for any gain recognized upon a participant’s subsequent disposition of such shares.
Performance Shares, Performance Units and Stock Appreciation Rights
      A participant who receives an award of performance shares, performance units or stock appreciation rights does not generally recognize taxable income at the time the award is granted. Instead, the participant will recognize ordinary compensation income, subject to income tax, employment tax and withholding when the award vests, or is paid in cash or stock to the participant. When a participant recognizes income upon an award of performance shares, performance units or stock appreciation rights depends on the terms of the award and whether or not such award is subject to, or compliant with, Section 409A of the Code. (See further discussion of Section 409A of the Code below.)
      If a performance share, performance unit or stock appreciation right award is paid in Company stock, the participant’s basis for the determination of gain or loss upon the disposition of such shares will be the amount paid for the shares plus any ordinary income recognized. The difference between the sale price and the participant’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year.
      Subject to the limitations of Section 162(m) described below, the Company will receive a compensation expense deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant in the taxable year in which such income is recognized.
Other Tax Considerations
      Section 162(m) of the Code, places a $1 million cap on the deductible compensation that may be paid to the Chief Executive Officer (“CEO”) and top four highest paid executives of publicly traded corporations. Amounts that qualify as “performance based” compensation under Section 162(m)(4)(C) of the Code, are exempt from the cap and do not count toward the $1 million limit. Generally, options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other awards may or may not so qualify, depending on their terms.
      Section 409A of the Code was enacted in 2004 and affects the design and taxation of deferred compensation, which is broadly defined to include some forms of equity compensation such as options issued at an exercise price that is less than fair market value of the shares on the date of grant, performance shares, performance units and stock appreciation rights. Deferred compensation that does not meet the requirements of Section 409A is subject to income taxation upon vesting (rather than upon payment or exercise) and a 20 percent excise tax penalty. The Company has a reporting obligation when deferred compensation is granted and has a withholding and employment tax obligation when deferred compensation becomes taxable to the participant.
Vote Required for Proposal Four
      Proposal Four regarding the approval of an amendment to the Current Plan to increase by 300,000 the number of shares available for issuance pursuant to awards granted under the Current Plan must be approved by a majority of the votes actually cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon.
THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR AMENDMENT OF THE 2003 STOCK OPTION PLAN TO INCLUDE AN ADDITIONAL 300,000 UNDERLYING SHARES.
OTHER MATTERS
      Except for the matters described herein, as of the date of this Proxy Statement, the Board of Directors does not intend to present any other matters for action at the Annual Meeting of Shareholders and knows of no other matters to be presented at the Annual Meeting of Shareholders that is a proper subject for action by the Shareholders. However, if any other matters should properly come before the Annual Meeting of Shareholders, it is intended that votes will be cast pursuant to the authority granted by the enclosed proxy in accordance with the best judgment of the person acting under the proxy.

BOARD OF DIRECTORS’ COMMITTEES
      The Board of Directors has delegated certain of its authority to its Audit, Corporate Governance and Nominating, Executive, Human Resource and Compensation, and Technology committees. The following table summarizes each current director’s committee involvement.
DIGITAL RECORDERS, INC.
SUMMARY OF THE COMMITTEES ON WHICH DIRECTORS SERVE

				Corporate
				Governance				Human
	Independent			and				Resource and
Name	Director(2)	Audit		Nominating		Executive		Compensation		Technology

David L. Turney	No					X	(1)
Russell C. Cleveland	Yes					X
John D. Higgins	Yes	X		X	(1)
Nuria I. Fernandez	Yes									X	(1)
J. Philips L. Johnston, J.D.	Yes					X		X		X
C. James Meese Jr.	Yes	X		X
Stephanie L. Pinson	Yes			X				X
John K. Pirotte	Yes	X	(1)			X				X
Lawrence A. Taylor	No
Juliann Tenney, J.D.	Yes							X	(1)
Lawrence A. Hagemann(2)	—									X

Notes:

1.	Committee Chairperson

2.	At the invitation of the Board of Directors, Mr. Hagemann, an executive vice president of DRI and chief operating officer of its North Carolina Operations, serves as a non-director member of the Technology Committee.
Committee Reports
      Reports for each committee of the Company’s Board of Directors follow. Each committee has a formal charter, which is generally summarized in the following reports. Each committee’s full charter is located in the Corporate Governance section of the Company’s Web site, www.digrec.com.

AUDIT COMMITTEE REPORT
Committee Composition and Our Work in the Past Year
      The Audit Committee met 15 times in fiscal year 2004 in formal sessions and conducted numerous separate informal communications sessions on various issues. The Audit Committee has three members, all of whom are “independent” directors as defined in the listing standards of NASDAQ and in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act. At least two Audit Committee members, C. James Meese Jr. and John K. Pirotte, meet the requirements of “audit committee financial expert,” as defined by Item 401(h)(2) of Regulation S-K. Each Audit Committee member is financially literate as required by the pronouncements of the Commission and NASDAQ, possesses appropriate accounting or equivalent financial expertise, and maintains up-to-date knowledge related to the duties appropriate for the Audit Committee.
Our Role
      The Audit Committee is appointed by the Company’s Board of Directors upon the recommendation of the Corporate Governance and Nominating Committee to assist the Board of Directors in monitoring (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal, regulatory, and stock exchange or NASDAQ listing requirements and (3) the independence and performance of the Company’s independent auditors. We select the Company’s independent auditors subject to ratification by the Board of Directors and Shareholders. We further directly manage the relationship with the audit firm, including setting of all related fees.
      The Audit Committee regularly requests and receives information from the Company’s officers and employees, as it deems appropriate to the performance of its duties. The Audit Committee also has the authority to retain special legal counsel, accounting, or other consultants to advise it to the extent necessary in the performance of its duties. The Audit Committee may require any officer or employee of the Company, or request the Company’s outside counsel or independent auditor, to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Company’s CEO and the Chief Financial Officer (“CFO”) attend Audit Committee meetings as non-voting attendees subject to closed executive sessions as determined from time to time by the Audit Committee chairman.
      The Audit Committee meets with the independent auditors and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately. The Audit Committee evaluates and approves any proposed retention of the independent auditor or its affiliates for any audit-related, tax and routine non-audit service, and reviews and approves the fee and other contractual arrangements for those services. The Audit Committee further takes any steps necessary and consistent with its authority to ensure significant findings and recommendations made by the independent auditors are addressed by the Company’s management in a timely fashion.
      The Audit Committee evaluates the existence and adequacy of management’s system of internal controls, reviews the effectiveness of systems for monitoring compliance with laws and regulations and seeks to ensure that financial reporting is thorough, complete and in accordance with applicable regulations and disclosure.
      The Audit Committee has adopted a Policy Statement and Procedures for a Reporting of Violations and Complaints; this is part of a multi-faceted written communications policy and procedure that company management references as “Open Communications – Concerned Stakeholder” Policy (“OCCS”). This policy is intended to create a workplace environment that encourages open and honest communication and to hold the Company and its personnel, including senior management, accountable for adhering to the Company’s ethical standards. The policy establishes procedures for any person to report violations by the Company or any of its personnel of the Company’s Code of Conduct and Ethics or any laws, without fear of retaliation. It contains special procedures for submission by employees of confidential, anonymous complaints involving the Company’s accounting practices and internal accounting controls. This aspect of the policy is administered by an outside independent party, is accessible at all times, and utilizes telephone, e-mail and Internet-based multi-lingual communications channels flowing through corporate legal counsel for re-direct to the appropri-

ate party for action. Investigation, action, and follow-up is possessed in a controlled, confidential and documented manner in a retaliation-free environment.
Audit Fees
      The aggregate audit fees billed during 2004 by independent registered public accounting firms for audit services were $545,393. This included audit services in the amount of $426,893 rendered by McGladrey & Pullen, LLC for the audit of the Company’s fiscal year 2003 financial statements and the reviews of interim financial statements included in the Company’s Forms 10-Q, as well as services that generally only the independent auditor can provide, such as statutory audits, reviews of interim financial statements and assistance with documents filed with the Commission, through August 15, 2004. Effective September 10, 2004, we engaged PricewaterhouseCoopers LLP as our independent registered public accounting firm for the same scope of work. Audit fees billed by PricewaterhouseCoopers LLP during 2004 totaled $118,500 for services related to the audit of the Company’s fiscal year 2004 financial statements and reviews of interim financial statements included in the Company’s Form 10-Q as of and for the three months ended September 30, 2004, as well as services that generally only the independent auditor can provide, such as statutory audits, reviews of interim financial statements and assistance with documents filed with the Commission, through November 15, 2004. The combined total fees of $545,393 compares to $290,531 in aggregate fees billed for the same services in fiscal year 2003.
Audit-Related Fees
      Audit-related services consist of assurance and related services (e.g., due diligence) by an independent auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards. The Company did not incur any audit-related fees in fiscal year 2004. This compares to $7,705 for the same services in fiscal year 2003.
Tax-Related Fees
      The aggregate fees billed by McGladrey, the Company’s independent, registered public accounting firm through RSM McGladrey, Inc., and tax advisors for all of 2004, for professional fees rendered for tax compliance, tax advice, assistance in preparing tax returns, or tax planning services were $146,555. This compares to $96,614 for the same services in fiscal year 2003.
All Other Fees
      There were other fees billed by independent, registered public accounting firms during 2004 totaling $111,866. These fees were primarily for services related to financing activities of the Company and related filings with appropriate authorities. By comparison, there were no other fees billed by independent registered public accounting firms in fiscal year 2003. The Audit Committee considers the nature of this work to be compatible with maintaining independence of the accountants.
Pre-Approval Policy
      The Audit Committee has established a policy within its charter to pre-approve all audit and permissible non-audit services performed by the independent auditor. In pre-approving services, the Audit Committee considers whether such services are consistent with the Commission’s rules on auditor independence. The Audit Committee approved 100 percent of the audit fees, audit-related fees, and tax-related fees that were incurred by the Company in fiscal year 2004. For those fees, less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Company’s financial statements for fiscal year 2004 were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Report on Our Fiscal Year 2004 Activities
      From July to September 2004, the Audit Committee reviewed the length of service of the then-serving independent auditors and the changing requirements of the Company. Based on previous discussions within the Audit Committee and that review, the Audit Committee determined that a periodic rotation of independent auditors was in the best interest of the Company and Shareholders. The Audit Committee then contacted three firms and received engagement proposals from each. After review of the proposals, the Audit Committee determined which firm was best qualified to serve as the Company’s independent auditors and its recommendation was ratified by the full Board of Directors.
      The Audit Committee has reviewed and discussed with the Company’s management the Company’s audited financial statements for the year ended December 31, 2004 (the “Fiscal Year 2004 Financial Statements”), including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in such financial statements.
      The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication With Audit Committees,” as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, including their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed under generally accepted auditing standards.
      The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, “Independence Discussion With Audit Committees,” as amended, by the Independence Standards Board, and has discussed with the auditors the auditors’ independence from the Company’s management, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.
      The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
      Based upon the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Fiscal Year 2004 Financial Statements be included in the Company’s Form 10-K for the year ended December 31, 2004, for filing with the Commission.
      The Audit Committee reviewed reporting and documentation related to company financing activities including such as filings of forms S-3 and S-1.
      This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Commission that incorporates by reference all or any portion of the Proxy Statement, in connection with the Annual Meeting of Shareholders, except to the extent that the Company specifically requests that this Audit Committee report be specifically incorporated by reference.
      The foregoing Audit Committee report has been furnished by the following members of the Company’s Board of Directors who comprise the Audit Committee:

John K. Pirotte (Chairman)
John D. Higgins
C. James Meese Jr.
April 4, 2005

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT
Committee Composition and Our Work in the Past Year
      The Corporate Governance and Nominating Committee met three times in fiscal year 2004. We have three members, all of whom are independent. The Corporate Governance and Nominating Committee Chair also serves as Lead Director, chairing closed sessions for the non-executive directors at meetings of the Board of Directors.
Our Role in Governance
      The Corporate Governance and Nominating Committee has a key role in leading good governance practice in the Company. We consider governance key and integral to increased Shareholder value. A brief summary of our major areas of governance focus follows:

•	Clarify the duties and responsibilities of the Board of Directors and the Corporate Governance and Nominating Committee;

•	Evaluate Board of Directors structure and composition, including maintaining a substantial majority of non-executive directors with non-executive directors filling all seats on the Audit, Human Resource and Compensation, and Corporate Governance and Nominating Committees;

•	Monitor policies and practices of the Board of Directors including a Code of Conduct and Ethics;

•	Act to review and monitor the structure and performance of the Board of Directors, directors, and committees of the Board of Directors; and

•	Facilitate and lead, through a lead independent director concept, regular closed meetings of non-executive directors.
Our Role in the Nominating Process
      The Corporate Governance and Nominating Committee regularly reviews and considers composition of the Board of Directors, seeking to assure that the appropriate mix of talent and experience is present to adequately represent the Shareholders. In this we:

•	Lead the initiative to identify, screen, recruit, interview, recommend, and (when so elected or appointed) orient individuals deemed to be appropriate to serve on the Board of Directors;

•	Consider recommendations from all sources as related to serving on the Board of Directors; and

•	Act as an advisory committee to the Board of Directors related to filling Committees (which subsequently are voted upon by the Board of Directors).
      The Corporate Governance and Nominating Committee recommended, and the Board of Directors approved, the following criteria for the selection of directors:

•	Character, reputation, willingness and ability to serve;

•	Evidence of ability to be loyal to the Company and the best interest of its Shareholders;

•	Business, industry, market and financial knowledge and/or experience, including understanding of at least the basic principles of finance and accounting;

•	The needs of the Board of Directors in maintaining appropriate skill sets, experience, expertise, and knowledge for the Board of Directors to best carry out its responsibilities to the Shareholders;

•	Evidence of independent and strategic thinking orientation; and

•	Absence of any real, potential, or perceived present or past affiliation or activities that might, in the opinion of the Corporate Governance and Nominating Committee, not be in the best interest of the Shareholders.

      The Company does not pay fees to any third party to identify, evaluate, or assist in identifying or evaluating potential nominees.
      To date, no Shareholder or group of Shareholders owning more than five percent of the Company’s Common Stock for a least one year have put forth any director nominees. This year, each nominee for election as a director was nominated by a member of our Corporate Governance and Nominating Committee, each member of which is independent.
Shareholder Nominations
      Any Shareholder of the Company who is entitled to vote at the next annual meeting of the Company may submit to the Corporate Governance and Nominating Committee a recommendation of any person who meets the minimum qualifications for consideration for approval as a nominee approved and nominated by the Corporate Governance and Nominating Committee. The Board of Directors or the Corporate Governance and Nominating Committee may reject any Shareholder nomination not properly submitted in accordance with the procedures set forth in the Corporate Governance and Nominating Committee Charter and our Bylaws. These procedures are summarized below, but such summary does not supersede those procedures, which are set forth in detail in the Corporate Governance and Nominating Committee Charter on the Company’s Web site, www.digrec.com.
      To be properly submitted for consideration, such a Shareholder nomination must be delivered to, or mailed and received at, our principal executive offices: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane, Suite 1050, Dallas, Texas 75225. This must be done not less than 60 days nor more than 90 days prior to the date of the next scheduled Annual Meeting of Shareholders, regardless of postponements, deferrals or adjournments of that meeting to a later date: provided, however, that if less than 70 days’ notice or prior public disclosure of the scheduled date of such a meeting is given or made, notice by the Shareholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the schedule meeting was mailed or the date on which such public disclosure was made. This Shareholder’s notice of nomination must set forth the following: (a) as to each person whom the Shareholder proposed to nominate for election or re-election as a director and as to the Shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of our Common Stock that are beneficially owned by such person on the date of such Shareholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, but not limited to, information required to be disclosed by Item 4(b) and Item 6 of Schedule 14A; and (b) as to the Shareholder giving the notice (i) the name and address of the Shareholder as they appear on our records and any other Shareholders known to such Shareholder to support the nominees, and (ii) the class and number of shares of Common Stock that are beneficially owned by such Shareholder on the date of such Shareholder notice and by any other Shareholders known by such Shareholder to support the nominee on the date of such Shareholder notice. At the request of our Board of Directors, any person nominated by, or at the direction of, our Board of Directors for election at a meeting of the Shareholders shall furnish to our Secretary the information about the nominee required to be set forth in a notice relating to an Annual Meeting of Shareholders.
      If the Corporate Governance and Nominating Committee has determined that one or more persons, in addition to incumbent directors, should be nominated for election as directors, the Corporate Governance and Nominating Committee will evaluate any recommendations properly submitted by Shareholders pursuant to the same procedures that it follows in connection with consideration of recommendations received from any other source. The Corporate Governance and Nominating Committee shall not be obligated to consider any recommendation from a Shareholder if such a determination has not been made or if the recommendation has not been properly submitted in accordance herewith.

Shareholder Communications
      Shareholders who wish to communicate with the Board of Directors may address their communications to: Digital Recorders, Inc.; 5949 Sherry Lane, Suite 1050; Dallas, Texas 75225; Attention: Secretary. Our Secretary shall maintain a log of all such communications and shall promptly forward those communications that he or she believes to require immediate attention to the “Lead Director” of our Board of Directors, which is the Chair of the Corporate Governance and Nominating Committee, currently Mr. John D. Higgins. Our Secretary shall also provide the Lead Director with a quarterly summary of all communications and actions taken in connection with such Shareholder communications. The Lead Director shall notify our Board of Directors or the chairs of the relevant committees of the Board of Directors of those matters that he believes are appropriate for further discussion or action.
Report on Our Fiscal Year 2004 Activities
      In its 2004 meetings, the Corporate Governance and Nominating Committee primarily assessed and evaluated the composition of the Board of Directors in context of having appropriate and necessary talent and resources with which to fully discharge duty at both the Board of Directors’ level and also at the working committee level. We assisted in formation and launch of the new Technology Committee in the belief that such committee is becoming increasingly important to the long-term technology plans of the Company. We also worked with management and the Human Resources and Compensation Committee in design and implementation of communications channels for the Board of Directors, its committees and management throughout the Company; we believe this is not only compliant with the requirements of the Sarbanes-Oxley of 2002 but also further representative of prevailing best practice. We determined and recommended to the Board of Directors the slate of directors to be submitted to the Shareholders in this Proxy. Additionally, we considered the present staggered terms of directors and recommended to the Board of Directors that such be recommended to the Shareholders to be phased out as described in this Proxy; we considered this to be an appropriate step toward best practice in Corporate Governance.
      The foregoing Corporate Governance and Nominating Committee report has been furnished by the following members of the Board of Directors of the Company who comprise the Corporate Governance and Nominating Committee:

John D. Higgins (Chair)
Stephanie L. Pinson
C. James Meese Jr.
April 4, 2005

EXECUTIVE COMMITTEE REPORT
Committee Composition and Our Work in the Past Year
      The Executive Committee met three times in fiscal year 2004. We have four members, three of whom are independent directors. The Company’s Chief Executive Officer serves as Chair of the Executive Committee.
Our Role
      The Executive Committee acts for the Company’s Board of Directors within specified limits of authority primarily focused on balance sheet subject matter, strategic issues, financing, and mergers and acquisitions. Additionally, we serve as an advisory or “sounding board” committee for the Company’s Chairman and CEO in all respects with particular emphasis on corporate strategic matters, balance sheet, and financing issues. We also provide an oversight function for long duration initiatives strategic in nature and further fulfill a review and monitoring function in areas of performance deficiency or difficulties.
Report on Our Fiscal Year 2004 Activities
      We considered, on several occasions, various financing alternatives for the Company seeking to assist management in reaching full and complete review and consideration of alternatives. We authorized, subject to ratification by the Company’s Board of Directors, entering into two separate equity placements, as well as related reduction in convertible debt and equity balance sheet content. Additionally, we reviewed certain merger and acquisition matters in consideration of Shareholders’ value and best interest, although no acquisitions were consummated by the Company in fiscal year 2004.
      The foregoing Executive Committee report has been furnished by the following members of the Board of Directors of the Company who comprise the Executive Committee:

David L. Turney (Chair)
Russell C. Cleveland
J. Phillips L. Johnston, J.D.
John K. Pirotte
April 4, 2005

HUMAN RESOURCE AND COMPENSATION COMMITTEE REPORT
Committee Composition and Work in the Past Year
      The Human Resource and Compensation Committee met six times in fiscal year 2004 with three members, all independent.
Our Role
      The role of the Human Resource and Compensation Committee, acting with oversight and approval of the Board, is to set the general policy framework and guiding philosophy related to compensation, benefits, employee relations and perquisites for all of the Company’s employees. We directly evaluate the performance of the CEO and set his compensation. We review, for purposes of monitoring conformance to performance-based and market-practice compensation considerations, the compensation of the CFO. As we carry out this work, we are mindful of the guiding philosophy that our employees are our greatest assets and that compensation structures should be linked to building long-term Shareholder value. The policy for compensation of all employees, including executive officers and key management, is primarily based on reward for performance while remaining mindful of prevailing industry and market competitive compensation practice. We strive to align strategy, values, and management initiatives with Shareholder interests. We require and encourage fostering a highly desirable workplace of the highest standards of ethical behavior devoid of conflicts of interest, and even the appearance of impropriety.
      Related to the Board of Directors, we act with the Corporate Governance and Nominating Committee to monitor performance and continuing education initiatives of Board of Directors’ members.
Report on Our Fiscal Year 2004 Activities
      In brief summary, we reviewed management’s plan and framework for compensation and benefits as included in the 2004 business operating plans. We specifically evaluated the performance of the CEO and set his compensation. We reviewed the general compensation plans for the CFO and found such to be in conformance with our guiding policy and philosophy. We monitored continuing education initiatives of the Board of Directors. In this work, we note the following more specific information and details.
Compensation for Non-Executive Employees
      Compensation for all employees includes the following elements, depending upon level of responsibility and authority of the individual: base salary compensation, incentive compensation, availability of a 401(k) savings plan, which is for all employees (no Company contribution was made to that plan in fiscal year 2004), and typical local-market specific competitive health insurance coverage partially paid by the employee. There was no incentive compensation paid related to the fiscal year 2004; overall financial performance fell below minimum thresholds for such.
Chief Executive Officer Compensation
      The Human Resource and Compensation Committee, acting in a manner consistent with the compensation policy described above, determined and authorized all compensation paid to Company CEO, David L. Turney. The Human Resource and Compensation Committee has the power and discretion, subject to approval of the Board of Directors, to increase or decrease the CEO’s compensation. As CEO, David L. Turney was paid $258,500 in total cash compensation for fiscal year 2004; there was no compensation paid under the Executive Incentive Compensation Plan for performance related to fiscal year 2004. His annual base compensation is subject to consideration for merit performance increase from time to time. Accordingly, the Human Resource and Compensation Committee reviewed Mr. Turney’s performance in fourth quarter 2004, and determined and authorized a five percent increase retroactive to January 1, 2004, in consideration of performance and the prevailing competitive market as evaluated through online data market survey services.

      The Company provides Mr. Turney with a mid-range priced leased automobile for both personal and Company use. Consistent with Company policy for all employees who travel on Company business, the Company reimburses or directly pays Mr. Turney’s reasonable expenses that are incurred on Company business. Mr. Turney participated in award of stock options receiving 20,000 options priced at $2.90 per share during the year. There are no compensation programs for the CEO other than what is described here. Compensation history for Mr. Turney and the terms of his employment are set forth in an employment agreement more fully described in “Executive Compensation – Employment Contracts and Termination of Employment and Change-In-Control Arrangements.”
      The Human Resource and Compensation Committee annually conducts an evaluation of the CEO’s performance. Written documentation related to various performance areas, critique of performance, and recommendations for improved performance are all part of this review process. All non-employee directors contribute to this formal review process. This review is the basis for considering any merit increase in compensation for the CEO and is both qualitative and quantitative. The qualitative review includes evaluation of improved operating results. For example, in evaluating the CEO’s performance, the Human Resource and Compensation Committee took into account the Company’s long term indicated trend of generally improved operating results taking into consideration unusual and one-time charges. The qualitative evaluation considers relations with Shareholders, strategic planning, reporting, operational planning, relations with the Board of Directors and, generally, any area the Human Resource and Compensation Committee may deem to be appropriate from time-to-time. The evaluation criteria change from year-to-year to allow the Human Resource and Compensation Committee, and the Board of Directors, to place emphasis on areas deemed to be in the best interest of the Company and its Shareholders.
Executive Incentive Compensation Plan
      All executives and key management in a position to directly affect Shareholder value participate in an Executive Incentive Compensation Plan. Participants in the plan receive cash bonuses in amounts determined on the basis of performance criteria established by the Human Resource and Compensation Committee. That plan is primarily based on profit and asset management results of Company operations within the business unit to which the individual is assigned. In 2003, to be effective as of January 1, 2004, we further refined this aspect of compensation practice to embrace limitation on payment of incentive compensation unless the Company achieves certain overall total Company-wide, pre-defined earnings targets. Business plans prepared by Company management and approved by the Company’s Board of Directors establish most of the goals in the Executive Incentive Compensation Plan. The Human Resource and Compensation Committee reserves the right to include, or exclude from, consideration in the Executive Incentive Compensation Plan, matters it considers to be of “windfall” or “non-recurring” nature, as well as to make other adjustments, all based on evaluation of the matter in context of what best reflects performance toward improving Shareholder value.
      Additionally, as a special component of the established Executive Incentive Compensation Plan, the Human Resource and Compensation Committee includes a limited discretionary incentive compensation consideration for the CEO and CFO only, assuming that certain minimum overall performance criteria are met for the year in question. That discretionary incentive compensation consideration is based on factors such as:

•	Public equity market management actions and effectiveness;

•	Strategic planning and execution;

•	Organizational, people management skills, and operating infrastructure matters;

•	Evidence of effective management of Company relationships with third-party partners such as service providers, associations, financing institutions, and advisors, with the objective of strengthening the Company overall; and

•	Effective and appropriate management of the growth of the Company’s earnings over the longer term through both internal and external means such as mergers, acquisitions, and strategic alliances.

      For fiscal year 2004, there was no compensation payment authorized or disbursed under the Executive Incentive Compensation Plan.
Incentive Stock Option Plan
      The Human Resource and Compensation Committee administers the Incentive Stock Option Plan. Typical criteria for the grant of incentive awards include: performance, potential for impact on the Company’s performance and Shareholder value, and competitive employment practice. Awards are made by the Human Resource and Compensation Committee to employees, non-employee directors, and under certain special circumstances, to other associates directly involved in the Company. Following management’s recommendation and upon ratification by the Board of Directors, the Human Resource and Compensation Committee awarded a total of 212,500 options during fiscal year 2004. Of this total, 147,500 options were awarded to 16 key and/or executive management personnel and 65,000 options were granted to eight non-employee members of the Board of Directors.
Succession Planning
      We seek to ensure the existence of succession plans for executive management including specific review and approval of a succession plan for the CEO. The Human Resource and Compensation Committee annually reviews succession planning and progression in the Company. To the extent practicable given the Company’s size, management is encouraged by the Human Resource and Compensation Committee to maintain orderly succession plans for key positions.
Code of Conduct and Ethics
      Acting in cooperation with the Corporate Governance and Nominating Committee, we actively participated in the preparation and the adoption of a Code of Conduct and Ethics, including ethical practice, for and by all employees, officers and directors. We monitored the existing procedure, which ensures non-retaliation by which all employees may bring any matter that might constitute a breach of Company policy, ethics or acceptable conduct to the attention of appropriate higher authority. Such higher authority extends to and includes the Board of Directors, if necessary. The Code of Conduct and Ethics is described more fully within “Proposal Two” and in the “Audit Committee Report.”
Professionalism and Continuing Education
      The Board of Directors adopted a Professionalism and Continuing Education Policy under guidance of the Human Resource and Compensation Committee. In fiscal year 2004, all directors continuing in service through the full year attended continuing education courses. The coursework through which they accumulated between three and 21 continuing education hours was directly related to their Board of Directors’ duties.
Human Resource and Compensation Committee Interlocks and Insider Participation in Compensation Decisions
      None.
      The foregoing Human Resource and Compensation Committee report has been furnished by the following members of the Board of Directors of the Company who comprise the Human Resource and Compensation Committee:

Juliann Tenney, J.D. (Chair)
J. Phillips L. Johnston, J.D.
Stephanie L. Pinson
April 4, 2005

TECHNOLOGY COMMITTEE REPORT
Committee Composition and Our Work in the Past Year
      The Technology Committee met two times in fiscal year 2004. We have four members; three are independent directors. The fourth member is a management representative having broad and in-depth understanding of the technologies employed by the Company.
Our Role
      The Technology Committee serves as an advisory committee to the Company’s senior executive management and the Board of Directors in context of technology evolution and innovation, technology in operations and strategy, technology as a competitive tool, technology as an avenue to improved Shareholder value, and technological risk mitigation. It serves as an oversight function for long-duration technology initiatives reviewing and monitors areas of technology performance deficiencies or difficulties where deemed appropriate and so requested by the Board of Directors.
Report on Our Fiscal Year 2004 Activities
      This was our year of initial formation, and most of our work was focused on organizing, developing a committee charter and becoming oriented in the present technology focus of the Company. We positioned to be an effective contributor to the technological position of the Company in fiscal year 2005 and beyond, particularly as its strategic business plans are revised in the first half of fiscal year 2005.
      The foregoing Technology Committee report has been furnished by the following members of the Board of Directors of the Company who comprise the Technology Committee:

Nuria I. Fernandez (Chair)
J. Phillips L. Johnston, J.D.
John K. Pirotte
Lawrence A. Hagemann
April 4, 2005

BOARD OF DIRECTORS’
TOTAL COMPENSATION PACKAGE
Monetary Compensation
      Effective in December 2004, the Company instituted the following compensation program for non-employee directors.
DIGITAL RECORDERS, INC.
BOARD COMPENSATION

Cash Retainer
Payable at the End of Each Month		$2,000
Premium for the Lead Director		$250
Cash Meeting Fees
Base (Board and Committee)		$1,000
Premium: Committee Chair (Except Audit)		$500
Audit Committee Chair		$1,000
Audit Committee Member		$750
Equity
Option Grant	At 100% of market value on date of grant with awards vesting immediately in amounts to bring: (1) each of John D. Higgins, J. Phillips L. Johnston, J.D., C. James Meese Jr., and John K. Pirotte to a total of 43,000 shares underlying their respective awards; (2) Juliann Tenney, J.D. to a total of 41,000 shares underlying the award; and (3) Russell C. Cleveland and Stephanie L. Pinson to a total of 25,000 shares each underlying their respective awards; (4) Nuria I. Fernandez to a total of 15,000 shares underlying the award.

Note:

*	The amounts of each option grant were determined based on duration of service on the Board of Directors.
      This policy is restricted to non-employee directors who attended at least 75 percent of all meetings, including meetings of all committees of which they were members from January 1, 2004, through December 31, 2004.
      Employee directors receive no salary or fringe benefits for their services as directors, although travel or other out-of-pocket expenses incurred by all directors, including employee directors, in attending meetings of the Board of Directors and committee meetings are reimbursed on an actual but reasonable basis.

Stock Options
      During fiscal year 2004, the Board of Directors granted options to purchase 65,000 shares of Common Stock to eight Board of Directors’ members under the Current Plan (see table below). Stock options totaling 20,000 shares were exercised by three non-employee directors during the fiscal year that ended December 31, 2004. The awards listed in the table were granted on May 26, 2004, and August 13, 2004, and vested immediately.
DIGITAL RECORDERS, INC.
STOCK OPTIONS AWARDED TO NON-EMPLOYEE DIRECTORS
DURING FISCAL YEAR 2004

	Individual Grants

		% of Total
	Number of	Options/SARs
	Securities	Granted to
	Underlying	Non-Employee
	Options/SARs	Directors in	Exercise or
Name	Granted (#)	Fiscal Year 2004	Base Price $	Expiration Date

Russell C. Cleveland	5,000	7.7%	2.90	August 13, 2009
Nuria I. Fernandez	10,000	15.4%	6.75	May 26, 2009
Nuria I. Fernandez	5,000	7.7%	2.90	August 13, 2009
John D. Higgins	8,000	12.3%	2.90	August 13, 2009
J. Phillips L. Johnston, J.D.	8,000	12.3%	2.90	August 13, 2009
C. James Meese Jr.	8,000	12.3%	2.90	August 13, 2009
Stephanie L. Pinson	5,000	7.7%	2.90	August 13, 2009
John K. Pirotte	8,000	12.3%	2.90	August 13, 2009
Juliann Tenney, J.D.	8,000	12.3%	2.90	August 13, 2009
EXECUTIVE OFFICERS
      As of the Record Date, the following individuals serve as the Company’s executive officers:

Name	Position

David L. Turney	Chairman, Chief Executive Officer and President, DRI, and Chairman and Managing Director, DRI-Europa AB
David N. Pilotte	Vice President, Chief Financial Officer
Lawrence A. Taylor	Secretary, Executive Vice President, Corporate Development, and Director, DRI, and Director, DRI-Europa AB
Lawrence A. Hagemann	Executive Vice President, DRI, and Chief Operating Officer, North Carolina Operations
Executive Officer Biographies
      Following are biographical summaries for the Company’s executive officers who are not directors.
      Lawrence A. Hagemann, age 61, has 10 years’ transit industry experience, including extensive experience in advanced software and micro-processor systems. In 2000, he was appointed Chief Operating Officer of DRI’s North Carolina Operations. Since February 1998, he has served as DRI’s Executive Vice President and TwinVision na, Inc.’s President and General Manager. From July 1996 to February 1998, he was TwinVision na, Inc.’s Vice President and General Manager. In addition, Mr. Hagemann currently serves as a director of Transtel Communications Ltd., a developer of news media software based in London, England. He has held this position since October 1993. From July 1995 to July 1996, Mr. Hagemann was Vice President of

ADDAX Sound Company, a privately held company in Illinois. From April 1991 to December 1993, he served as Assistant to the President of Vapor-Mark IV in Illinois. From 1973 to 1990, he was Vice President of Sales and Marketing for Extel Corporation in Illinois, as well as a director of Excom Communications Limited in Slough, England, and Extel Overseas Limited in Hong Kong. Mr. Hagemann earned a bachelor’s degree in Electrical Engineering from the University of Detroit in 1967. In 1972, he earned an M.B.A. from Loyola University in Chicago.
      David N. Pilotte, age 46, joined the Company as Vice President and CFO in October 2004. Mr. Pilotte’s public-company experience gives him a solid background in corporate finance, corporate governance, Securities and Exchange Commission (“SEC”) compliance, and mergers and acquisitions. From July 2001 to August 2003, Mr. Pilotte served as Executive Vice President and Chief Financial Officer of Axtive Corporation, a publicly held, acquisition-oriented start up in Dallas that acquired software and professional service firms. From June 1998 until after its sale in November 2000, Mr. Pilotte was Vice President and Corporate Controller of American Pad & Paper Company, a publicly held manufacturer of paper-based office products headquartered in Dallas. Previously, Mr. Pilotte was Corporate Controller of chip-maker Cyrix, had Treasurer responsibilities at Baldor Electric Company, and was an auditor with Rockwell International and Arthur Andersen & Company. During the intervening periods, Mr. Pilotte has served as an independent advisor and interim Chief Financial Officer to small-and mid-sized businesses leading financial and operational restructurings and raising private capital. Mr. Pilotte holds a bachelor’s degree in Finance from the University of Florida and an M.B.A. from the University of Houston. He is a Certified Public Accountant in Texas. A member of Financial Executives International since 1995, Mr. Pilotte has served in various leadership roles, including Chapter Director and Committee Chairman. He also has been active in the National Investor Relations Institute, the DFW SEC Reporting Group, and DFW Executive Teaming.
EXECUTIVE COMPENSATION
      The following Summary Compensation Table sets forth the compensation during the last three fiscal years ended December 31 of the Company’s CEO and the four other most highly compensated executive officers (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company during the year ended December 31, 2004.

				Long-Term
				Compensation
				Awards(1)

		Annual Compensation		Securities
				Underlying	All Other
Name and Position	Year	Salary	Bonus	Options/SARs	Compensation

David L. Turney	2004	$258,500		20,000	$9,913	(2)
Chairman, Chief Executive Officer	2003	$258,500	—	—
and President, DRI, and Chairman and	2002	$219,375	$32,500	—
Managing Director, DRI-Europa AB
David N. Pilotte	2004	$34,670		30,000
Vice President and Chief Financial Officer	2003	—	—	—
	2002	—	—	—
Lawrence A. Taylor	2004	$184,000		15,000
Secretary, Executive Vice President,	2003	$184,000	—	10,000
Corporate Development, and Director,	2002	$163,000	$20,000	10,000
DRI, and Director, DRI-Europa AB
Lawrence A. Hagemann	2004	$188,500		15,000
Executive Vice President, DRI,	2003	$178,750	—	10,000
and Chief Operating Officer,	2002	$157,083	—	10,000
North Carolina Operations

Notes:

1.	All options awarded in fiscal years 2003 and 2004 were granted under the Company’s Current Plan.

2.	All other compensation consists of automobile lease payments for Mr. Turney.
Option Grants in Fiscal Year 2004
      The following table provides information about Current Plan stock options awarded to the Named Executive Officers in fiscal year 2004. The table shows the potential value of each grant assuming that the market value of the Common Stock appreciates in the ten years from the date of grant to the date of expiration at annual rates of five percent and 10 percent, compounded annually. These assumed rates of appreciation have been specified by the Commission for illustrative purposes only and are not intended to predict future prices of the Common Stock, which will depend upon various factors, including market conditions and the Company’s future performance and prospects.
OPTION GRANTS IN FISCAL YEAR 2004(1)

	Individual Grants
					Potential Realizable
	Number of				Value at Assumed
	Securities	% of Total			Annual Rates of Stock
	Underlying	Options			Price Appreciation for
	Options	Granted to	Exercise or		Option Term(2)
	Granted in	Employees	Base Price
Name and Position	2004	in 2004(3)	$	Expiration Date	5%	10%

David L. Turney	20,000	13.6%	2.90	August 13, 2014	$36,476	$92,437
Chairman, Chief Executive Officer and President, DRI, and Chairman and Managing Director, DRI-Europa AB
David N. Pilotte	30,000	20.3%	3.70	October 25, 2014	$69,807	$176,905
Vice President and Chief Financial Officer
Lawrence A. Taylor	15,000	10.2%	2.90	August 13, 2014	$27,357	$69,328
Secretary, Executive Vice President, Corporate Development, and Director, DRI, and Director, DRI-Europa AB
Lawrence A. Hagemann	15,000	10.2%	2.90	August 13, 2014	$27,357	$69,328
Executive Vice President, DRI, and Chief Operating Officer, North Carolina Operations

Notes:

1.	No stock options granted during fiscal year 2004 were exercisable by employees.

2.	No stock options granted during fiscal year 2004 were in the money on the grant date.

3.	Based on 147,500 total options granted to employees in fiscal year 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table provides summary information regarding the stock options exercised during fiscal year 2004 and the stock options held as of December 31, 2004, by the Named Executive Officers.
DIGITAL RECORDERS, INC.
AGGREGATED OPTION/ SAR EXERCISES IN FISCAL YEAR 2004 AND
FISCAL YEAR-END OPTION/ SAR VALUES FOR THE NAMED EXECUTIVE OFFICERS

			Number of Securities
			Underlying Unexercised		Value of Unexercised,
			Options/SARs at Fiscal		In-the-Money(1) Options/SARs
	Shares		Year-End (#)		at Fiscal Year-End
	Acquired	Value
Name and Position	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable(2)

David L. Turney	—	—	250,000	20,000	$311,000	$20,000
Chairman, Chief Executive Officer and President, DRI, and Chairman and Managing Director, DRI-Europa AB
David N. Pilotte	—	—	—	30,000	—	$6,000
Vice President and Chief Financial Officer
Lawrence A. Taylor	—	—	83,333	21,667	$124,600	$24,000
Secretary, Executive Vice President, Corporate Development, and Director, DRI, and Director, DRI-Europa AB
Lawrence A. Hagemann	—	—	93,333	21,667	$140,312	$24,000
Executive Vice President, DRI, and Chief Operating Officer, North Carolina Operations

Notes:

1.	Options or free-standing SARs are in-the-money if the fair market value of the underlying securities exceeds the exercise or base price of the option or SAR. The closing market price of the Common Stock on December 31, 2004, was $3.90.

2.	All unexercisable stock options are in-the-money.
401(k) Plan
      In January 1996, the Company implemented a defined contribution savings plan for all eligible employees (as defined). The savings plan is intended to qualify under Section 401(k) of the Code. Under the savings plan, a participant may contribute from one percent to 15 percent of his or her compensation, not to exceed an amount that would cause the plan to violate Section 401(k) and other applicable sections of the Code. The Company has not made any matching contributions to the savings plan. All participants’ contributions are invested, in accordance with the participant’s election, in various investment funds managed by the plan trustee. The savings plan permits withdrawals in the event of disability, death, attainment of age 59 1/2, termination of employment or proven financial hardship. The Company pays all the costs of administering the savings plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS
Chief Executive Officer
      David L. Turney serves as the Company’s CEO and President. His employment agreement, which was extended as of December 17, 2001 (the “Employment Agreement”), is for a period of four years ending December 17, 2005, with annual one-year renewal each year thereafter unless either the Company or Mr. Turney provides notice of an intention to terminate at least 180 days prior to the expiration of the then current term. The Employment Agreement provides for a minimum annual base salary of $235,000, effective as of January 1, 2002, subject to annual adjustment by the Human Resource and Compensation Committee, with discretionary bonus and incentive stock option compensation, as determined by the Human Resource and Compensation Committee. The agreement can be terminated by the Company or Mr. Turney with or without cause with 90 days’ notice, requires Mr. Turney to keep confidential certain technology and trade secrets of the Company, and prohibits Mr. Turney from engaging in business competing with the Company during his employment and for one year after termination, if initiated by him or the Company with cause, or six months after termination, if initiated by the Company without cause. If Mr. Turney is terminated by the Company without cause or terminates his employment either with or without cause, he is entitled to (a) receive compensation for earned vacation not taken and salary for 180 days (or 90 days if he terminates his employment without cause); (b) continue participating for a period of six months, at the Company’s cost, in all existing benefit plans provided to executive employees at the time of termination or resignation; (c) purchase within 90 days of termination or resignation any life insurance policy maintained by the Company on the life of Mr. Turney at a purchase price equal to 105 percent of the cash surrender value of the policy; and (d) immediate vesting of all outstanding options granted to Mr. Turney under any employee stock option plan. In the event that (a) a “Triggering Event,” occurred, which includes a change in ownership of the Company of at least 50 percent, or a merger, consolidation, reorganization or liquidation of the Company; and (b) if Mr. Turney’s employment was terminated or he was unable to reach a satisfactory new agreement, then Mr. Turney would be entitled to receive 2.9 times his annual salary, incentive and bonus payments during the most recent 12 month period.
Chief Financial Officer
      David N. Pilotte serves as the Company’s Vice President and CFO. His employment agreement, entered into on October 25, 2004, provides for a minimum annual base salary of $186,500 and extends for one year with subsequent one-year extensions. The agreement also provides for discretionary additional compensation and/or bonuses or stock options. Mr. Pilotte has received a grant of stock options to purchase 30,000 shares of the Company’s common stock, subject to certain vesting provisions. In the event of (a) the occurrence of a “triggering event,” which includes a change in ownership of the Company of at least 50 percent, or a merger, consolidation, reorganization or liquidation of the Company; and (b) if Mr. Pilotte’s employment is terminated or his duties or authority are substantially diminished following such triggering event, then Mr. Pilotte would be entitled to receive a lump sum payment in an amount equal to one times his annual salary, incentive and bonus payments during the most recent 12 month period. The agreement may be terminated by the Company with or without cause, or by Mr. Pilotte without cause upon 90 days’ prior written notice to the Company. The Company will be obligated to pay Mr. Pilotte a severance allowance equal to nine months’ salary if he is terminated without cause within the initial two years of employment, or, if he is terminated without cause following the initial two years of his employment, a severance allowance equal to six months’ salary. If Mr. Pilotte terminates the agreement upon 90-day notice and without cause, he will receive compensation for earned vacation time not taken and salary for the 90-day notice period. The agreement requires Mr. Pilotte to keep confidential certain of the Company’s technology and trade secrets, and prohibits Mr. Pilotte from engaging in business competing with the Company during his employment and for one year after termination.

Other Named Executive Officers
      Effective July 6, 1999, the Company entered into employment agreements with each of Lawrence A. Hagemann and Lawrence A. Taylor to serve as its Executive Vice President and CFO, respectively, for a period of one year, subject to periodic extensions for like periods, and have been so extended each year. The agreements provide for an annual salary of $130,000 for Mr. Hagemann and $132,000 for Mr. Taylor, initially, and bonuses or stock options, at the discretion of the Human Resource and Compensation Committee. In the event of (a) the occurrence of a “Triggering Event,” which includes a change in ownership of the Company of at least 30 percent, or a merger, consolidation, reorganization or liquidation of the Company; and (b), if their employment is terminated or they are unable to reach a satisfactory new agreement, then Mr. Hagemann and Mr. Taylor would be entitled to receive one times their annual salary, incentive and bonus payments during the most recent 12 month period. The agreements may be terminated by the Company or Mr. Hagemann and Mr. Taylor, as applicable, with or without cause. If either is terminated by the Company without cause, he is entitled to receive severance pay equal to 180 days’ worth of his base salary, payable in a lump sum. If either terminates his employment without cause and upon 90-day’s notice, he shall be entitled to receive compensation for earned vacation time not taken and severance pay equal to 90-day’s worth of his base salary pursuant to normal pay practices. The agreements require Mr. Hagemann and Mr. Taylor to keep confidential certain technology and trade secrets of the Company, and prohibit Mr. Hagemann and Mr. Taylor from engaging in business competing with the Company during their employment for one year after termination.
      The Company’s Current Plan provides that, in the event the Company enters into an agreement providing for the merger of the Company into another corporation or the sale of substantially all the Company’s assets, any outstanding unexercised option shall become exercisable at any time prior to the effective date of such agreement. Upon the consummation of the merger or sale of assets, such options shall terminate unless they are assumed or other options are substituted by the successor corporation.
Involvement in Certain Legal Proceedings
      The Company’s Vice President and CFO, David N. Pilotte, served as Vice President and Corporate Controller for American Pad & Paper Company for the period beginning June 1998 and continuing through January 2001. That company filed for Chapter 11 Bankruptcy Protection on January 10, 2000.
SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS
      The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of April 15, 2005, by each person known by the Company to own beneficially more than five percent of the Common Stock, other than David L. Turney and John D. Higgins, who are listed below under “Security Ownership of Named Executive Officers and Directors.” The information with respect to institutional investors is derived solely from statements filed with the Commission under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless otherwise noted, sole voting and sole investment or dispositive power is possessed with respect to the shares shown.

	Common Stock

	Beneficially	% of
Beneficial Owners	Owned(1)	Class(2)

Barclays Global Investors, N.A.(3)	661,374	6.9%
Riverview Group, LLC(4)	1,449,275	15.1%

Notes:

1.	Beneficial ownership includes both outstanding Common Stock and shares issuable upon the conversion of convertible securities or the exercise of options or warrants that are currently convertible or exercisable or will become convertible or exercisable within 60 days after the date hereof. Unless otherwise noted, sole voting and dispositive power is possessed with respect to all Common Stock shown.

2.	Based on 9,660,848 shares of Common Stock outstanding as of April 15, 2005, plus, in the case of each Shareholder, shares of Common Stock that such Shareholder has the right to acquire within 60 days thereafter.

3.	Consists of 661,374 shares of outstanding Common Stock owned outright. The address of Barclays Global Investors, N.A. is 45 Fremont Street, San Francisco, CA, 94105.

4.	Consists of 1,207,729 shares of outstanding Common Stock owned outright and 241,546 shares of Common Stock issuable upon the exercise of presently exercisable warrants. The address of Riverview Group, LLC is 666 Fifth Avenue, New York, New York, 10103.
SECURITY OWNERSHIP OF
NAMED EXECUTIVE OFFICERS AND DIRECTORS
      The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of April 15, 2005, by: (1) each director; (2) each Named Executive Officer; and (3) all executive officers and directors as a group. Unless otherwise noted, sole voting and sole investment or dispositive power is possessed with respect to the shares shown. None of the individuals listed in the following table owns any shares of any series of preferred stock of the Company.

	Beneficially	% of
Named Executive Officers	Owned(1)	Class(2)

David L. Turney(3)	321,650	3.2%
David N. Pilotte(4)	0	0%
Lawrence A. Taylor(5)	140,970	1.4%
Lawrence A. Hagemann(6)	113,670	1.2%
Non-Executive Directors
Russell C. Cleveland(7)	304,001	3.1%
Nuria I. Fernandez(8)	15,000	0.2%
John D. Higgins(9)	158,667	1.6%
J. Phillips L. Johnston(10)	106,949	1.1%
C. James Meese Jr.(11)	30,667	0.3%
Stephanie L. Pinson(12)	24,667	0.3%
John K. Pirotte(13)	45,362	0.5%
Juliann Tenney(14)	47,649	0.5%
Executive Officers and Non-Executive Directors as a Group (12 persons)	1,309,252	12.6%

Notes:

1.	Beneficial ownership includes both outstanding Common Stock and shares issuable upon the conversion of convertible securities or the exercise of options or warrants that are currently convertible or exercisable or will become convertible or exercisable within 60 days after the date hereof. Unless otherwise noted, sole voting and dispositive power is possessed with respect to all Common Stock shown. All percentages are calculated based on the number of outstanding shares at April 15, 2005, plus shares which a person or group has the right to acquire within 60 days thereafter.

2.	Based on 9,660,848 shares of Common Stock outstanding as of April 15, 2005.

3.	Mr. Turney’s ownership consists of 71,650 shares of Common Stock owned outright as joint tenant with right of survivorship with Mr. Turney’s wife and 250,000 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof. The address for Mr. Turney is: 5949 Sherry Lane, Suite 1050; Dallas, TX 75225.

4.	Mr. Pilotte owns no shares of Common Stock.

5.	Mr. Taylor’s ownership consists of 54,300 shares of Common Stock owned outright as joint tenant with right of survivorship with Mr. Taylor’s wife, and 86,670 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

6.	Mr. Hagemann’s ownership consists of 17,000 shares of Common Stock owned outright and 96,670 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

7.	Mr. Cleveland’s ownership consists of 0 shares of Common Stock owned outright and 20,667 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof. He also may be deemed to beneficially own 141,667 shares held by Renaissance U.S. Growth Investment Trust PLC, of which he serves as director and manager, and 141,667 shares held by BFSUS Special Opportunities Trust PLC, for which he serves as U.S. portfolio manager.

8.	Ms. Fernandez’s ownership consists of 0 shares of Common Stock owned outright and 15,000 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

9.	Mr. Higgins’ ownership consists of 4,000 shares of Common Stock owned outright and 29,667 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof, and 125,000 shares of Common Stock issuable upon conversion of debentures.

10.	Mr. Johnston’s ownership consists of 27,282 shares of Common Stock owned outright, 29,667 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof, and 50,000 shares of Common Stock issuable upon conversion of warrants.

11.	Mr. Meese’s ownership consists of 1,000 shares of Common Stock owned outright, 29,667 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

12.	Ms. Pinson’s ownership consists of 4,000 shares of Common Stock owned outright as joint tenant with right of survivorship with Ms. Pinson’s husband and 20,667 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

13.	Mr. Pirotte’s ownership consists of 15,695 shares of Common Stock owned outright and 29,667 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

14.	Ms. Tenney’s ownership consists of 17,982 shares of Common Stock owned outright and 29,667 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG THE COMPANY’S COMMON STOCK, THE NASDAQ INDEX AND THE
INFORMATION TECHNOLOGY INDEX
      The following graph and table compare the cumulative total Shareholder return on the Common Stock from December 31, 1999, through December 31, 2004, with the Standard & Poor’s 500 Information Technology Index and the NASDAQ Index. The comparison reflected in the graph and table is not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance. The graph and table assume an investment of $100 in the Common Stock and each index on December 31, 1999, and the reinvestment of all dividends.
COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN
Note:

*	This chart was prepared by the Total Return Service of Standard & Poor’s Investment Services.
TOTAL RETURN TO SHAREHOLDERS
(Includes Reinvestment of Dividends)

	Annual Return Percentage Years Ending

Company/ Index	Dec00	Dec01	Dec02	Dec03	Dec04

Digital Recorders, Inc.	-59.68	53.60	0.00	14.17	42.34
S&P 500 Information Technology	-40.90	-25.87	-37.41	47.23	2.56
NASDAQ Index	-39.69	-20.68	-30.86	49.51	8.83

		Indexed Returns Years Ending
	Base Period
Company/ Index	Dec99	Dec00	Dec01	Dec02	Dec03	Dec04

Digital Recorders, Inc.	100	40.32	61.94	61.94	70.71	100.65
S&P 500 Information Technology	100	59.10	43.81	27.42	40.37	41.40
NASDAQ Index	100	60.31	47.84	33.07	49.45	53.81
Note:

*	This table was prepared by the Total Return Service of Standard & Poor’s Investment Services.

CERTAIN RELATIONSHIPS AND
RELATED PARTY TRANSACTIONS
      In July 2004, the Company retained Gilbert Tweed, an executive search firm located in New York City, to conduct a search to fill the position of Chief Financial Officer. Ms. Pinson, a director of DRI, is President and Chief Operating Officer of Gilbert Tweed, and her firm was paid $68 thousand in recruiting fees and out-of-pocket expenses in 2004.
      In August 2002, DRI completed a privately negotiated sale of $1.15 million of convertible subordinated debentures through funds managed by Dallas-based Renaissance Capital Group. Mr. Cleveland, Renaissance Capital Group’s President and Chief Executive Officer, serves on DRI’s Board of Directors. In June 2001, prior to Mr. Cleveland’s involvement as a Company director, DRI issued convertible debentures in the amount of $3 million (the “2001 Debentures”) to Renaissance Capital Group containing substantially the same terms as the convertible debentures issued in 2002. Renaissance Capital Group received a closing fee of $17 thousand related to the placement of the debenture. DRI paid Renaissance Capital Group $111 thousand in interest payments on the outstanding debentures in 2004 prior to their conversion to the Company’s common stock.
      In August 2002, the Company completed a privately negotiated sale of a $250 thousand convertible subordinated debenture to Mr. Higgins, a private investor and a director of the Company. Mr. Higgins received a closing fee of $5,850 related to the placement of the debenture, and $20 thousand in interest payments on the outstanding debenture in 2004. The debenture has an interest rate of 8 percent annually and matures in August 2009, if not redeemed or converted earlier.
SHAREHOLDER PROPOSALS FOR ANNUAL MEETING IN 2006
      If a Shareholder wishes to submit a Shareholder proposal pursuant to Rule 14a-5(e) of the Exchange Act for inclusion in the Company’s Proxy Statement for the Annual Meeting of Shareholders in 2006, the Company must receive such proposal and supporting statements, if any, at its principal executive office no later than December 31, 2005.
      If a Shareholder wishes to submit a Shareholder proposal outside of Rule 14a-5(e) to be brought before the Annual Meeting in 2006, the Shareholder must give timely notice in writing to the Secretary of the Company. The Company must receive such notice at its principal executive office not less than 60 nor more than 90 days prior to the date of the Annual Meeting of Shareholders in 2006, pursuant to the Company’s Bylaws. A Shareholder’s notice to the Secretary must set forth as to each matter the Shareholder proposes to bring before the Annual Meeting of Shareholders in 2006: (1) a brief description of the business desired to be brought before the Annual Meeting of Shareholders in 2006; (2) the reason(s) for conducting such business at the Annual Meeting of Shareholders in 2006; (3) the name and record address of the Shareholder proposing such business; (4) the class and number of shares of the Company that are beneficially owned by the Shareholder proposing such business; and (5) any financial interest in the proposed business of the Shareholder proposing such business.
      Such proposals should be submitted in writing to: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane, Suite 1050; Dallas, Texas 75255; E-Mail: ir@digrec.com.
SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act requires the Company’s directors, its executive officers, and any persons holding more than ten percent of the Company’s Common Stock to file reports of their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership with the SEC and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file, or late filing, of such reports with respect to fiscal year 2004. To the Company’s knowledge, based solely on a review of the copies of reports furnished to the

Company and written representations with respect to filing of such reports, the Company believes that all Section 16(a) forms were timely filed by the Company’s executive officers, directors and greater than 10 percent beneficial owners for the fiscal year ended December 31, 2004, with the exception of the following: (1) Stephanie L. Pinson, who failed to file three Form 4 Reports covering six transactions; (2) David N. Pilotte, who failed to timely file one Form 4 covering a single transaction; (3) Floyd Diaz, who failed to timely file one Form 4 covering one transaction; (4) Nuria I. Fernandez, who failed to timely file one Form 3 and one Form 4 covering two transactions; (5) Lawrence A. Hagemann, who failed to timely file one form 4 covering a single transaction; (6) John D. Higgins, who failed to timely file two Form 4 Reports covering a total of four transactions; (7) James C. Meese, Jr., who failed to timely file one form 4 Report covering a single transaction; (8) Bedford D. Moss, who failed to timely file a Form 4 Report covering a single transaction; (9) John K. Pirotte, who failed to timely file a Form 4 Report covering a single transaction; (10) John P. Schefke, who failed to file a Form 4 Report covering a single transaction; (11) Gerald W. Sheehan, who failed to timely file a Form 4 Report covering a single transaction; (12) Lawrence A. Taylor, who failed to timely file a Form 4 Report covering a single transaction; (13) Juliann Tenney, J.D., who failed to timely file a Form 4 Report covering a single transaction; (14) Donald E. Tunstall, Jr., who filed to timely file a Form 4 Report covering a single transaction; (15) David L. Turney, who failed to timely file a Form 4 Report covering a single transaction; (16) Russell C. Cleveland, who failed to timely file a Form 4 Report covering a single transaction; (17) J. Phillips L. Johnston, J.D., who failed to timely file a Form 4 covering a total of two transactions; (18) Transit Vehicle Technology Investments, Inc., which failed to timely file a Form 4 Report covering two transactions; and (19) Riverview Group LLC, which failed to timely file a Form 3 Report and a Form 4 Report covering a total of five transactions.
FORM 10-K
      The Company will provide without charge to each person solicited a copy of its Form 10-K for fiscal year 2004, including financial statements and financial statement schedules filed therewith, upon written request to: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane, Suite 1050; Dallas, Texas 75225; E-Mail: ir@digrec.com.
WHERE YOU CAN FIND MORE INFORMATION
      We file quarterly and annual reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s public reference room, located at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at (800) 732-0330 for further information on the public reference room. Our SEC filings are also available to the public via: (1) commercial document retrieval services; (2) the SEC’s Web site, www.sec.gov; and (3) the Company’s Web site, www.digrec.com.
      You should rely only on the information contained in or incorporated by reference in this Proxy Statement to vote on the matters proposed herein. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. You should not assume that the information contained in the Proxy Statement is accurate as of any date other than the date hereof, and the mailing of this Proxy Statement to our Shareholders shall not create any implication to the contrary.

By Order of the Board of Directors,

Chairman, Chief Executive Officer and President

APPENDIX A
Form of Amendment to Article VIII of the
Company’s Amended and Restated Articles of Incorporation
ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
DIGITAL RECORDERS, INC.
      The undersigned Corporation hereby executes these Articles of Amendment for the purpose of amending its Articles of Incorporation.

1. The name of the Corporation is Digital Recorders, Inc.

2. The following amendment to the Articles of Incorporation of the Corporation was adopted by its Shareholders in the manner prescribed by law:

Article VIII of the Articles of Incorporation shall be deleted in its entirety and the following substituted in lieu thereof:

“The number of directors shall be not be less than three, nor more than twelve, and the number of directors may be increased or decreased from time to time, within such minimum and maximum, by resolution of the Board of Directors. Directors shall be elected at the annual meeting of the shareholders in accordance with the corporation’s bylaws.”

3. The date of the adoption of these Articles of Amendment by the Common Stock Shareholders was , 2005.

4. These Articles of Amendment do not effect an exchange, reclassification or cancellation of issued shares of the Corporation.
      Dated this the                     day of                     , 2005.

DIGITAL RECORDERS, INC.

By

David L. Turney
Chairman of the Board

A-1

APPENDIX B
DIGITAL RECORDERS, INC.
2003 STOCK OPTION PLAN

1.	Purpose
      The purpose of this Plan is to promote the interest of the Corporation and its stockholders and the Corporation’s success by providing a method whereby a variety of equity-based incentives and other Options may be granted to Employees and Directors of the Corporation and its Subsidiaries and to selected Consultants.

2.	Definitions
      A. “Option” means any form of stock option granted under the Plan.
      B. “Option Notice” means any written notice from the Corporation to a Participant or agreement between the Corporation and a Participant that establishes the terms applicable to an Option.
      C. “Board of Directors” means the Board of Directors of the Corporation.
      D. “Code” means the Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.
      E. “Committee” means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 2 hereof. The number of persons who shall serve on the Committee shall be specified from time to time by the Board of Directors; however, in no event shall there be fewer than two members of the Committee and all members shall be independent outside directors as defined in the Audit Committee charter of the Corporation.
      F. “Common Stock” means Common Stock of the Corporation, $.10 par value per share.
      G. “Consultant” means any individual who acts as an independent contractor to the Corporation and who renders services directly for the Corporation or a Subsidiary as defined and designated from time to time by the Committee.
      H. “Corporation” means Digital Recorders, Inc., a North Carolina corporation.
      I. “Director” means a member of the Board of Directors of the Corporation or a Subsidiary thereof.
      J. “Employee” means any employee of the Corporation or Subsidiary and also includes non-employees to whom an offer of employment has been extended.
      K. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      L. “Fair Market Value” means, on any given date (i) if the Common Stock is traded in the over-the-counter market, the per share closing bid prices of the Common Stock as reported in a generally accepted reporting service, (ii) if the Common Stock is traded on a national securities exchange, the per share closing price of the Common Stock on which it is so listed, (iii) if trading in the Common Stock is not reported by a national securities exchange, the lowest per share bid price of the Common Stock as reported in the “pink sheets” published by National Quotation Bureau, Incorporated, (iv) if no such reported price is reported for such date pursuant to (i), (ii) or (iii) above, then the bid, closing sale or bid price, respectively, on the first preceding day on which so reported, or (v) if the Common Stock is not so traded and/or reported for a 30-day period immediately preceding the date for determining Fair Market Value, the Committee shall, in good faith and in conformity with the requirements of Section 422 of the Code, establish a method for determining the Fair Market Value.
      M. “Participant” means any individual to whom an Option is granted under the Plan.

      N. “Plan” means this Plan, which shall be known as Digital Recorders, Inc. 2003 Stock Option Plan.
      O. “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.
      P. “Subsidiary” means a corporation or other business entity (i) of which the Corporation directly or indirectly has an ownership interest of 50% or more, or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body. A Subsidiary shall include both currently owned Subsidiaries as well as any Subsidiary hereafter acquired.
      Q. “Unit” means a bookkeeping entry used by the Corporation to record the grant of an Option until such time as the Option is paid, canceled, forfeited or terminated.
      R. “Vesting” means the period of time that the Committee sets for the Participant to accrue rights in the Option, but generally shall be a three (3) year period with vesting occurring on each annual date, unless otherwise decided by the Committee.

3.	Administration
      A. The Plan shall be administered by the Committee. The Committee shall have the authority to:

(1) construe and interpret the Plan;

(2) promulgate, amend and rescind rules relating to the implementation of the Plan;

(3) make all determinations necessary or advisable for the administration of the Plan, including but not limited to the selection of Employees, Consultants and affiliated individuals who shall be granted Options, the number of shares of Common Stock or Units to be subject to each Option, the Option price, the Vesting or duration of Options, the time permitted for proper exercise of an Option and sale of the underlying shares under existing corporate governance provisions or applicable law and regulations, and the designation of Options as incentive stock options or non-qualified stock options;

(4) determine whether Options will be granted alone or in combination or in tandem with other Options;

(5) determine whether cash will be paid or Options will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Corporation, a Subsidiary or an acquired business unit.
      B. Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option, or any Option Notice; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Options to, persons to whom grants would otherwise be prohibited by the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.
      C. The Committee may at any time, and from time to time, amend or cancel any outstanding Option, but only with the consent of the Participant to whom the Option was granted. Any Option granted may be converted, modified, forfeited or canceled, prospectively or retroactively, in whole or in part, by the Committee in its sole discretion. However, no such action may impair the rights of any Participant to whom the Option was granted without his or her consent. The Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Option.

4.	Eligibility
      A. Any Employee in good standing is eligible to become a Participant in the Plan in accordance with Section 7.

      B. Directors who are not Employees of the Corporation or a Subsidiary shall be eligible to receive Options in accordance with Section 8.
      C. Consultants who are not Directors of the Corporation shall be eligible to receive Options in accordance with Section 9.

5.	Shares Available
      Subject to Section 16 of the Plan, the maximum number of shares of Common Stock issuable on exercise of options (or other Options) granted under the Plan (including incentive stock options) shall be that approved by the Shareholders at each annual or special meeting thereof, accumulated along with any prior approvals by the Shareholders. If an Option expires or is terminated, surrendered or canceled without having been fully exercised, the unused shares covered by any such Option shall again be available for grant under the Plan; however, if the expiration of the termination date of an option is beyond the term of the existence of the Plan, then any shares covered by unexercised or terminated Options shall not reactivate the existence of this Plan and therefore may not be available for additional grants under the Plan.

6.	Term
      The Plan shall become effective upon a vote of the Shareholders of the Corporation at their next annual or special meeting. No Option shall be granted pursuant to the Plan on or after the tenth anniversary date of such date, but Options granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the agreement(s) covering such Options.

7.	Stock Options — Employees
      A. Grants may be in the form of Options. Options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).
      B. Subject to Section 7.C. relating to incentive stock options, Options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of Options need not be identical, each Option shall be subject to the following terms:

(1) The exercise price shall be the price set by the Committee but may not be less than one hundred percent of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

(2) The exercise price shall be paid in cash (including check, bank draft, or money order), or at the sole discretion of the Committee, all or part of the purchase price may be paid by delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, by the surrender of all or part of an Option (including the Option being exercised), in other property, rights and credits, deemed acceptable by the Committee including, but not limited to, written notice of non-cash exercise if permitted under the applicable statutes, rules and regulations, as may be provided in the grant, to the Corporation at the principal office of the Corporation or any combination of the foregoing methods of payment.

(3) Promissory notes may not be given as payment of the exercise price.

(4) The term of an Option may not be greater than ten (10) years from the date of the grant.

(5) C. The following special terms shall apply to grants of incentive stock options:

(6) Subject to Section 7.C.(2) of the Plan, the exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

(7) No incentive stock option shall be granted to any Employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the

Corporation, unless at the time of such grant the exercise price of the Option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the Option and such Option is not exercisable after the expiration of five (5) years from the date of the grant.

(8) No incentive stock option shall be granted to a person in his capacity as an Employee of a Subsidiary if the Corporation has less than a 50% ownership interest in such Subsidiary.

(9) Options shall contain such other terms as may be necessary to qualify the Options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute, including that such incentive stock options shall be granted only to Employees, that such incentive stock options are non-transferable, and which shall conform to all other requirements of the Code.

8.	Options to Non-Employee Directors
      Options granted to Directors who are not Employees of the Corporation or a Subsidiary shall not be incentive stock options and shall be subject to the following terms:
      A. The exercise price shall be the Fair Market Value of the underlying Shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Section 7.B.(2) of the Plan;
      B. The term of the options shall be not more than ten (10) years;
      C. The Options shall be subject to Section 14 of the Plan.

9.	Options to Consultants
      Consultants shall receive Options in accordance with the following terms:
      A. No grants of incentive stock options shall be made to Consultants.
      B. Grants of non-qualified stock options to such Consultants shall be subject to the following terms:

(1) The exercise price shall be the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Sections 7.B.(2) of the Plan;

(2) The term of the options shall be not more than five (5) years; the Options shall be subject to Section 14 of the Plan.

10.	Restricted Stock
      A. Options may be granted in the form of restricted stock.
      B. Grants of restricted stock shall be awarded in exchange for consideration in an amount determined by the Committee. The price, if any, of such restricted stock shall be paid in cash, or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment, provided no less than the par value of the stock is paid in cash, and the Participant has rendered no less than three (3) months prior service to the Corporation.
      C. Restricted stock Options shall be subject to such restrictions as the Committee may impose and may include, if the Committee shall so determine, restrictions on transferability and restrictions relating to continued employment.
      D. The Committee shall have the discretion to grant to a Participant receiving restricted shares all or any of the rights of a stockholder while such shares continue to be subject to restrictions.

11.	Performance Units and Performance Shares
      A. Options may be granted in the form of Performance Units or Performance Shares. Options of Performance Units and Performance Shares shall refer to a commitment by the Corporation to make a distribution to the Participant or to his beneficiary depending on (i) the attainment of the performance objective(s) and other conditions established by the Committee and (ii) the base value of the Performance Unit or Performance Shares, respectively, as established by the Committee.
      B. Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof. The Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method based on the Fair Market Value of Common Stock over a series of consecutive trading days.
      C. Participants shall not be entitled to exercise any voting rights with respect to Performance Units or Performance Shares, but the Committee in its sole discretion may attach dividend equivalents to such Options.

12.	Stock Appreciation Rights
      A. Options may be granted in the form of stock appreciation rights. Stock appreciation rights may be awarded in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option.
      B. A stock appreciation right entitles the Participant to receive from the Corporation an amount equal to the positive difference between (i) the Fair Market Value of Common Stock on the date of exercise of the stock appreciation right and (ii) the grant price or some other amount as the Committee may determine at the time of grant (but not less than the Fair Market Value of Common Stock on the date of grant).
      C. With respect to persons subject to Section 16 of the Exchange Act, a stock appreciation right may only be exercised during a period which (i) begins on the third business day following a date when the Corporation’s quarterly summary statement of sales and earnings is released to the public through a governmental filing and (ii) ends on the 12th business day following such date. This Section 12.C. shall not apply if the exercise occurs automatically on the date when a related stock option expires. Settlement of stock appreciation rights may be in cash, in shares of Common Stock, or a combination thereof, as determined by the Committee.

13.	Deferral of Options
      At the discretion of the Committee, payment of an Option, dividend equivalent, or any portion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and (B) credit dividends equivalents on deferred payments denominated in the form of shares of Common Stock.

14.	Exercise of Stock Options or Options Upon Termination of Employment or Services

(1) A. (1) Employees. Unless otherwise provided herein, Options granted to Participants who are employees of the Corporation hereunder may permit the exercise of Options upon the Participant’s termination of employment within the following periods, or such shorter periods as determined by the Committee at the time of grant:

(a) If on account of death, Options may be exercised any time during their term by the person or persons to whom the Participant’s rights pass by will or the laws of descent or distribution.

(b) If on account of a Participant’s retirement in good standing (as defined from time to time by Corporation policy), Options may be exercised any time during their term.

(c) If on account of resignation of the Participant from employment, no unexercised Option shall be exercisable to any extent after termination.

(d) If termination of employment by the Corporation for cause (as defined from time to time by Corporation policy), no unexercised Option shall be exercisable to any extent after termination.

(e) If on account of the taking of a leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve, a Participant shall not be deemed during the period of any such absence alone, to have terminated his service, except as the Committee may otherwise expressly provide.

(f) If on account of certified disability, Options may be exercised any time during their terms.

(g) In the case of a general layoff or furlough of employees, the Committee shall have the sole discretion to decide the exercisability of Options.

(h) If for any reason other than death, retirement, resignation, cause, or disability, Options may be exercised within three (3) months of such termination.

(2) Directors and Consultants. Upon cessation of service in good standing as a Non-Employee Director or Consultant, any and all Options issuable to such persons for services rendered, but which have not been granted and delivered as of the date of cessation of service, for services rendered by the Non-Employee Director or Consultant since the grant date immediately preceding the date of cessation of service, shall be promptly granted and delivered and shall remain exercisable until the expiration of the term of the Option. In addition, all Options granted and held by the Non-Employee Director or Consultant as of the date of cessation of service may be exercised by the Non-Employee Director, or Consultant or his/her heirs or legal representatives until the expiration of the term.
      B. An unexercised Option shall be exercisable only to the extent that such Option was exercisable on the date the Participant’s employment or service terminated. Notwithstanding the foregoing, and except as provided above, terms relating to the exercisability of Options may be amended by the Committee before or after such termination.
      C. In no case may an unexercised Option be exercised to any extent by anyone after expiration of its term.

15.	Assignability
      The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, including, but not limited to, as a result of Participant’s divorce or dissolution of marriage. No Participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Plan, including, but not limited to, any obligation that may arise from an action of equitable dissolution of marital assets, or which is held by the Corporation for the account of the Participant under the Plan.

16.	Adjustment of Shares Available
      (1) The Committee shall make appropriate and equitable adjustments in the shares of Common Stock available for future Options and the number of shares of Common Stock covered by unexercised, unvested or unpaid Options upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

17.	Payment of Withholding Taxes
      As a condition to receiving or exercising an Option, as the case may be, the Participant shall pay to the Corporation or the employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Option. Alternatively, the

Corporation may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Option in shares of Common Stock, to the extent the withholding is required by law. The Corporation may also accept delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value. The Corporation also may deduct such withholding taxes from any Option paid in cash.

18.	Amendments
      The Board of Directors, upon recommendation of the Compensation Committee, may amend the Plan at any time and from time to time, subject to the receipt of stockholder approval where required by Rule 16b-3, by the Code, or any exchange regulations or by state corporation law. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Option was granted. If the Board of Directors and the Compensation Committee differ as to any decision, the decision of the Board of Directors controls.

19.	Regulatory Approvals and Listings
      Notwithstanding any other provision in the Plan, the Corporation shall have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Corporation determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Corporation determines to be necessary or advisable.

20.	No Right to Continued Employment or Grants
      Participation in the Plan shall not give any Employee any right to remain in the employ of the Corporation or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Option.

21.	No Right, Title, or Interest in Corporation Assets
      No Participant shall have any rights as a stockholder of the Corporation until Participant acquires an unconditional right under an Option to have shares of Common Stock issued to such Participant. In the case of a recipient of a stock option, the unconditional right to have shares of Common Stock issued to such Participant shall be defined as the date upon which the Participant has exercised the stock option and tendered valid consideration to the Corporation for the exercise thereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

22.	Special Provision Pertaining to Persons Subject to Section 16 of Exchange Act
      Notwithstanding any other item of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability or unless Section 16 shall be amended to provide otherwise than as described below, in which event this Plan shall be amended to conform to Section 16, as amended: Restricted stock or other equity securities (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) offered pursuant to this Plan must be held for at least six (6) months from the date of grant.

23.	Indemnification
      In addition to such other rights of indemnification as they may have as Directors, the members of the Board of Directors or the Committee administering the Plan shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

24.	Merger, Reorganization, Exchange or Sale of Assets
      In the event the Corporation enters into an agreement providing for the merger of the Corporation into another corporation, an exchange of shares with another corporation, the reorganization of the Corporation (in each case, other than a mere reincorporation transaction or one in which the holders of capital stock of the company immediately prior to such merger, share exchange or reorganization continue to hold at least a majority of the voting power of the surviving corporation) or the sale of substantially all of the Corporation’s assets, any Options shall become immediately vested and exercisable as of the date of such merger agreement, exchange agreement, reorganization or sale agreement unless the Board of Directors, in its sole and absolute discretion, determines that any or all Options granted pursuant to the Plan shall not become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of options granted under the Plan or the grant of substitute options or Options, as in the opinion of the Board of Directors, is equitable or appropriate to protect the rights and interests of Participants under the Plan. Upon consummation of the merger, exchange, reorganization or sale of assets, each vested Option, Performance Unit, Performance Share and stock appreciation right shall either be assumed by the successor corporation or, if not so assumed, the successor corporation shall substitute a vested Option, Performance Unit, Performance Share or stock appreciation right for each outstanding vested Option, Performance Unit, Performance Share and stock appreciation right on substantially identical terms to the terms of outstanding Options in this form. However and specifically in the case of a successful hostile takeover not approved by the Board of Directors, all Options shall immediately vest and the Acquiror in this specific circumstance shall immediately cash out all Participants in this Digital Recorders, Inc. 2003 Stock Option Plan.

25.	Governing Law
      The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina.

PROXY [Side One]

This Proxy for the Annual Meeting of Shareholders in 2005 is
Solicited on Behalf of the Board of Directors

DIGITAL RECORDERS, INC.

The undersigned appoints David L. Turney and Lawrence A. Taylor, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Digital Recorders, Inc. held of record by the undersigned at the close of business on April 15, 2005, at the Annual Meeting of Shareholders of Digital Recorders, Inc. to be held on June 3, 2005, or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

PROXY [Side Two]

This proxy will be voted as directed, or if no direction is indicated, will be voted “for” the election of each nominee listed below and each of the other proposals. This proxy is solicited on behalf of the Board of Directors.
Please mark your vote like this: ☒

1.	PROPOSAL TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF DIGITAL RECORDERS, INC. TO REMOVE THE REQUIREMENT THAT MEMBERS OF THE BOARD OF DIRECTORS SERVE STAGGERED THREE-YEAR TERMS SO THAT, BEGINNING WITH THE DIRECTORS ELECTED AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2005, EACH DIRECTOR WILL INSTEAD SERVE AN ANNUAL TERM	For / /	Against / /	Abstain / /

2.	PROPOSAL TO RE-ELECT CLASS ONE DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2006, UNLESS THE FIRST PROPOSAL DOES NOT PASS IN WHICH CASE THESE CLASS ONE DIRECTORS WOULD SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2008 (To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	For / /	Withhold Authority / /
· Stephanie L. Pinson
· Lawrence A. Taylor
· Juliann Tenney, J.D.

3.	PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSE COOPERS LLC AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2005.	For / /	Against / /	Abstain / /

4.	PROPOSAL TO APPROVE AND RATIFY THE AMENDMENT OF THE 2003 STOCK OPTION PLAN TO INCREASE BY 300,000 THE NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO AWARDS GRANTED UNDER THAT PLAN.	For / /	Against / /	Abstain / /

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Company ID:

Proxy Number:

Account Number:

Signature: Signature: Date:

NOTE: Please sign name exactly as your name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.